                                                                    EXHIBIT 10.6

                        AIRCRAFT GENERAL TERMS AGREEMENT

                                    AGTA-DAL

                                    BETWEEN

                               THE BOEING COMPANY

                                      AND

                             DELTA AIR LINES, INC.

                                TABLE OF CONTENTS


                                                                                         Page Number
     ARTICLES
        1.          Definitions, Subject Matter of Sale and
                    Annual Fleet Plan Review                                                      2
        2.          Price, Payment and Taxes                                                      6
        3.          Option Aircraft                                                              11
        4.          *                                                                            13
        5.          *                                                                            17
        6.          Regulatory Requirements and Certificates                                     19
        7.          Detail Specification; Changes                                                21
        8.          Representatives, Inspection, Demonstration Flights, Test
                    Data and Performance Guarantee Compliance                                    22
        9.          Delivery                                                                     23
        10.         Excusable Delay                                                              24
        11.         Risk Allocation/Insurance                                                    26
        12.         Assignment, Resale or Lease                                                  27
        13.         Termination for Certain Events                                               29
        14.         Notices                                                                      31
        15.         Confidentiality                                                              31
        16.         Miscellaneous                                                                32

     EXHIBITS

         A          Buyer Furnished Equipment Provisions Document
         B          Customer Support Document
         C          Product Assurance Document
         D          Escalation Adjustment
         E          Aircraft Delivery Requirements and Responsibilities Document
         F          *

     APPENDICES

         1          Sample Insurance Certificate
         2          Sample Purchase Agreement Assignment
         3          Post-Delivery Sale Notice
         4          Post-Delivery Lease Notice
         5          Purchaser's/Lessee's Agreement
         6          Owner Appointment of Agent - Warranties
         7          Contractor Confidentiality Agreement
         8          Notice of Option Exercise
         9          *


*This confidential information has been omitted and filed separately with the Commission.


AGTA-DAL

                                       i


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                AIRCRAFT GENERAL TERMS AGREEMENT NUMBER AGTA-DAL

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                              DELTA AIR LINES, INC.

                                   RELATING TO

                                 BOEING AIRCRAFT


                  This Aircraft General Terms Agreement Number AGTA-DAL (AGTA) dated as of October 21, 1997, is entered into between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer).


                                       1

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Article 1.        Definitions, Subject Matter of Sale and Annual Fleet Plan
                  Review.

                  1.1 Definitions. As used in this AGTA, the following terms have the following meanings:

                  Additional Aircraft means all aircraft other than Firm Aircraft, Option Aircraft and Rolling Option Aircraft that, pursuant to a written commitment entered into during the Term, Customer agrees to purchase, or is granted an option to purchase.

                  Advance Payment is defined as an advance payment against the Aircraft Price for an Aircraft.

                  Advance Payment Base Price is defined as the estimated price of an Aircraft, as of the Execution Date of a Purchase Agreement, for the Scheduled Delivery Month of such Aircraft using commercial forecasts of the Escalation Adjustment.

                  Advance Payment Schedule means, for any Aircraft, a Standard Advance Payment Schedule or Alternate Advance Payment Schedule.

                  Aircraft is defined as all aircraft manufactured by Boeing to be delivered to Customer under the applicable Purchase Agreement, including (i) Firm Aircraft, (ii) Option Aircraft that became Firm Aircraft, and (iii) Rolling Option Aircraft that became Firm Aircraft.

                  Aircraft Basic Price is defined as the sum of (i) the Airframe Price, (ii) the Optional Features Prices, and (iii) the Engine Price (except 737 model Aircraft for which the Engine Price is included in the Airframe Price).

                  Aircraft Price is defined as the sum of (i) the Aircraft Basic Price, (ii) the Escalation Adjustment and other price adjustments made pursuant to the applicable Purchase Agreement.

                  Airframe Price is defined as the price of the airframe for a model of Aircraft set forth in Table 1 to the applicable Purchase Agreement (for models 737-600, 737-700 and 737-800, the Airframe Price includes the Engine Price).

                  Alternate Advance Payment Schedule is defined as the Advance Payment schedule set forth in Table 3 to the applicable Purchase Agreement.

                  Boeing is defined as The Boeing Company, a Delaware corporation.

                  Boeing Excusable Delay is defined in Article 10.1.


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                  Boeing Non-Excusable Delay is defined in Article 10.2.

                  Business Day is defined as any day other than a Saturday, Sunday or other day on which banking institutions in New York, New York, Atlanta, Georgia or the State of Washington are authorized or required by law to close.

                  Buyer Furnished Equipment (BFE) is defined as equipment purchased and provided by Customer, which Boeing will receive, inspect, store and install in an Aircraft before Delivery in accordance with Supplemental Exhibit BFE/CDSPE/SPE/CSE to the applicable Purchase Agreement.

                  *This confidential information has been omitted and filed separately with the Commission.

                  Customer is defined as Delta Air Lines, Inc., a Delaware corporation.

                  Delivery is defined as the following events performed in accordance with the delivery procedure described in Article 9: (a) tender of an Aircraft that conforms to the applicable Detail Specification; (b) acceptance of the Aircraft by Customer; (c) payment by Customer of monies due upon sale of the Aircraft; (d) sale of such Aircraft by Boeing; and (e) Customer's receipt of the bill of sale as described in Article 9.3.

                  Delivery Date is defined as the actual date of delivery for an Aircraft.

                  Detail Specification is defined as the Boeing document that describes the configuration of each Aircraft purchased by Customer.

                  Engine Price is defined as the price set by the engine manufacturer for a specific engine model to be installed on the model of Aircraft set forth in the Tables to the applicable Purchase Agreement (not applicable to models 737-600, 737-700, and 737-800).

                  Escalation Adjustment is defined as the price adjustment to the Airframe and Optional Features Prices (and the Engine Price for models 737-600, 737-700 and 737-800) resulting from the calculation using the economic price formula contained in Exhibit D to this AGTA.

                  *This confidential information has been omitted and filed separately with the Commission.

                  Execution Date is defined as the date upon which this AGTA and the Purchase Agreements are executed.


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                  FAA means the United States Federal Aviation Administration or any successor agency of the United States.

                  Firm Aircraft is defined as those Aircraft listed in Table 1 to the applicable Purchase Agreement, and are initially: (a) 70 model 737-632/-732/-832 Aircraft; (b) 9 model 757-232 Aircraft; (c) 10 model
767-332/-332ER Aircraft; and (d) 21 model 767-432ER Aircraft.

                  Invoice Price is defined as the Aircraft Price, net of Credits, Advance Payments and other price adjustments made pursuant to the applicable Purchase Agreement.

                  Letter Agreement is defined as a letter agreement which, by its terms, relates to the subject matter of this AGTA and the Purchase Agreements.

                  Manufacturer Change is defined as any change to an Aircraft, data relating to an Aircraft, or testing of an Aircraft required by the FAA to obtain a Standard Airworthiness Certificate.

                  Notice of Option Exercise is defined as Customer's notification to Boeing of the exercise of an Option in the form presented in Appendix 8 to this AGTA.

                  Operator Change is defined as a change in equipment that is required by Federal Aviation Regulations (i) which is generally applicable to transport category aircraft to be used in United States certified air carriage and (ii) for which the required compliance date is on or before the Scheduled Delivery Month of the Aircraft.

                  Option is defined as a right granted to Customer to purchase an Aircraft of a designated model in a previously agreed-to delivery position, exercisable in accordance with the terms and conditions of Article 3 to this AGTA.

                  Option Aircraft is defined as those Option Aircraft listed in Table 2 to the applicable Purchase Agreement and are initially: (i) 60 model 737-632/-732/-832 Aircraft; (ii) 20 model 757-232 Aircraft; (iii) 10 model
767-332/-332ER Aircraft; (iv) 24 model 767-432ER Aircraft; and (v) 10 model 777-232IGW Aircraft.

                  Option Exercise Date is defined as that date on which Customer exercises an Option by providing Boeing with a Notice of Option Exercise.

                  Optional Feature is defined as an alternative addition or deletion to a basic feature.


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                  Optional Features Price is defined as the price for optional features selected by Customer for a specific model of Aircraft described in Exhibit A to the applicable Purchase Agreements.

                  Performance Guarantees are defined as the written guarantees in a Purchase Agreement or Letter Agreement regarding the operational performance of an Aircraft.

                  Purchase Agreement means a purchase agreement for each of the model (a) 737-632/-732/-832, (b) 757-232, (c) 767-332ER/-332, (d) 767-432ER, and
(e) 777-2321GW Aircraft.

                  Rolling Option is defined as a right granted to Customer to purchase an Aircraft of a designated model with an estimated delivery position from a pool of such Aircraft, exercisable in accordance with the terms and conditions of Article 3 to this AGTA.

                  Rolling Option Aircraft is defined as those Aircraft listed in Table 2 to the applicable Purchase Agreement and are initially: (i) 280 model 737 Aircraft; (ii) 90 model 757 Aircraft; (iii) 19 model 767-300 Aircraft; and
(iv) 25 model 767-400 Aircraft.

                  Scheduled Delivery Month is defined as the scheduled month of delivery for an Aircraft.

                  Standard Advance Payment Schedule is defined as the schedule of Advance Payments as set forth in Table 1 to the applicable Purchase Agreement.

                  Taxes are defined as all taxes, fees, charges, or duties and any interest thereon, including, but not limited to sales, use, customs, value added taxes, excise, transfer and similar taxes imposed by any domestic or foreign taxing authority, arising out of or in connection with the performance of the applicable Purchase Agreement or the sale, delivery, transfer or storage of any Aircraft, BFE, or other things furnished under the applicable Purchase Agreement.

                  Term is defined as the period from the Execution Date through December 31, 2017.

                  1.2 Aircraft. Boeing will manufacture and sell to Customer and Customer will purchase from Boeing Firm Aircraft under Purchase Agreements that incorporate the terms and conditions of this AGTA.


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                  1.3      Annual Fleet Plan Review. Customer and Boeing agree
to meet annually (commencing on a date to be established by mutual agreement) to review Customer's projected fleet requirements and Boeing's projected production plans.

Article 2.        Price, Payment and Taxes.

                  2.1.     Price.

                           2.1.1    Price of Aircraft.  At Delivery, Customer
agrees to pay the Invoice Price for each Aircraft. The Invoice Price is determined as follows:

                                    (i)     Calculate the Aircraft Basic Price.

                                    (ii)    Calculate the Aircraft Price.
                                    (iii)   *This confidential information has
been omitted and filed separately with the Commission.


                           2.1.2    Airframe Price. *This confidential
information has been omitted and filed separately with the Commission.



                  2.2 Price for Additional Aircraft. *This confidential information has been omitted and filed separately with the Commission.



                  2.3 *This confidential information has been omitted and filed separately with the Commission.



                  2.4.     Advance Payments.

                           2.4.1    Calculation of Advance Payments. *This
confidential information has been omitted and filed separately with the Commission.


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                           *This confidential information has been omitted and
filed separately with the Commission.



                           2.4.3    Standard Advance Payment Schedule.

                                        2.4.3.1  All Aircraft except 777-232IGW:

                                              At Execution Date          1%
                                              24 months before delivery  4%
                                              21 months before delivery  5%
                                              18 months before delivery  5%
                                              12 months before delivery  5%
                                              9 months before delivery   5%
                                              6 months before delivery   5%
                                                       Total            30%

                                        2.4.3.2     777-232IGW:

                                              At Execution Date          1%
                                              24 months before delivery  4%
                                              21 months before delivery  5%
                                              18 months before delivery  5%
                                              15 months before delivery  5%
                                              12 months before delivery  5%
                                              9 months before delivery   5%
                                              6 months before delivery   5%
                                                       Total            35%

                           2.4.4 *This confidential information has been omitted
                  and filed separately with the Commission.


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                  *This confidential information has been omitted and filed
separately with the Commission.





                           2.4.5    *This confidential information has been
omitted and filed separately with the Commission.





                           2.4.6    *This confidential information has been
omitted and filed separately with the Commission.





                           2.4.7    *This confidential information has been
omitted and filed separately with the Commission.


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                           2.4.8    *This confidential information has been
omitted and filed separately with the Commission.







                           2.4.9    *This confidential information has been
omitted and filed separately with the Commission.






                           2.5      *This confidential information has been
omitted and filed separately with the Commission.





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                  *This confidential information has been omitted and filed
separately with the Commission.



                  2.6 Payment at Delivery. *This confidential information has been omitted and filed separately with the Commission.





                  2.7 Form of Payment. Customer will make all payments to Boeing by deposit of United States Dollars in immediately available funds in a bank account in the United States designated by Boeing.

                  2.8      Taxes.

                           2.8.1    Taxes.  Customer agrees to pay, and to
defend, indemnify and hold Boeing harmless from all Taxes imposed on Boeing or on Customer by any government except to the extent that any such Tax is measured by the net or gross income or excess profits, receipts, capital, franchise, net worth or business privilege Taxes of Boeing. If Boeing has reason to believe that any such tax is applicable, Boeing shall separately state the amount of such tax on its invoice. Such Taxes shall exclude any and all penalties, fines, similar fees or other assessments imposed by a country or governing body as a result of any violation of competition or antitrust law.

                           2.8.2    Contests.  If a claim is made against any
party for Taxes with respect to which the other party is liable for a payment or indemnity hereunder, the party making such claim will promptly give the other notice in writing within 15 days of receipt of such claim; provided however, that failure to give notice will not relieve any party of its obligations thereunder. Either party may, in good faith, with due diligence and at its expense, contest (or permit the other party to contest in the name of such party) the validity, applicability, or amount of such Taxes. If either party receives any refund on account of any suit or action for a Tax for which the other party has provided funds hereunder, such party shall promptly, but in any event within thirty (30) days of receipt of such refund, remit such refund to the other party, together with any interest refunded on such amount.

                           2.8.3    Reimbursement of Boeing.  Customer will
promptly reimburse Boeing on demand, net of additional Taxes thereon, for any Taxes that are imposed on and paid by Boeing or for which Boeing is responsible for collecting.


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         Article 3.        Option Aircraft.

                  3.1      Options.

                           3.1.1    Grant of Options.  Boeing hereby grants to
Customer Options for the Option Aircraft.

                           3.1.2    Exercise of Option.  Customer may exercise
an Option by providing Boeing with a Notice of Option Exercise no later than * prior to the first day of the Scheduled Delivery Month for the Aircraft. Each date on which Customer provides Boeing with a notice of option exercise is an Option Exercise Date, which is in the form of Appendix 8 of the AGTA. For the exercise of each 737-632/-732/-832 Option, the Notice of Option Exercise shall indicate Customer's selection of minor model.

                           3.1.3    Effect of Exercise.  On each Option Exercise
Date:

                           (i)      the Option Aircraft is converted to a Firm
Aircraft;

                           (ii)     the Aircraft Basic Price for the Aircraft
will be revised in accordance with Article 3.3 below and updated Tables 1, 2 and 3 to the applicable Purchase Agreement will be furnished to Customer;

                           (iii)    the Aircraft is subject to all of the terms
and conditions of this AGTA and the Purchase Agreements that apply to Firm Aircraft except for any Credits that are specifically set forth for Option Aircraft; and

                           *This confidential information has been omitted and
filed separately with the Commission.

                           3.1.4    *This confidential information has been
omitted and filed separately with the Commission.

                           3.1.5    Scheduled Delivery Month for Option
Aircraft. As of the Execution Date, the Scheduled Delivery Months for Option Aircraft are set forth in Table 2 to the applicable Purchase Agreement. *





*This confidential information has been omitted and filed separately with the Commission.


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                           3.1.6    Tables.  The Delivery Month, the Advance
Payment Base Price and the Advance Payment Schedule for the Option Aircraft are listed in Table 2 to the applicable Purchase Agreement.

                           3.1.7    Differentiation of Option Aircraft from Firm
Aircraft. When an Option is exercised and becomes a Firm Aircraft, such Aircraft will be denoted with an asterisk (*) in a column entitled "O/P" between the "Delivery Date Column" and the "Number of Aircraft Column" in Table 1 to the applicable Purchase Agreement.

                           3.1.8    *This confidential information has been
omitted and filed separately with the Commission.




                  3.2.     Rolling Options.

                           3.2.1    Grant of Options.  Boeing hereby grants to
Customer the right to convert Rolling Options to Options at the times and in the manner set forth in Articles 3.1.3 and 3.1.4.

                           3.2.2    Conversion of Rolling Options to Options.
*This confidential information has been omitted and filed separately with the Commission.









                           3.2.3    Advance Payment Base Price. *This
confidential information has been omitted and filed separately with the Commission.





                  3.3      Price.

                           3.3.1    Airframe Price. *This confidential
information has been omitted and filed separately with the Commission.


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                           3.3.2    Optional Features.  The Airframe Price for
Option Aircraft will be adjusted to include the follow-on price for any applicable Optional Features previously selected by Customer that have been incorporated into the baseline Aircraft configuration. In addition, prices for newly selected Optional Features for Option Aircraft will be those in effect as of the Option Exercise Date.

                           3.3.3    Escalation Adjustments.  The Airframe and
Optional Features Prices for Option Aircraft are escalated on the same basis as the Firm Aircraft.

                           3.3.4    Engine Price Adjustments.  Except for model
737 Aircraft, the Engine Price for the Option Aircraft will be adjusted to the engine manufacturer's then-current prices as of the Option Exercise Date. In addition, the engine escalation provisions listed in Exhibit EE1 to the applicable Purchase Agreement (except for model 737 Aircraft) will be revised if amended by the engine manufacturer prior to the Option Exercise Date.

                           3.4      Payment. *This confidential information has
been omitted and filed separately with the Commission.



                           3.5      Amendments to Tables.  From time to time
Boeing and Customer agree to update affected tables and attachments to reflect, among other things, (i) delivery of Firm Aircraft, (ii) exercise and lapse of Options, (iii) conversion of Rolling Options, and (iv) re-assignment of Scheduled Delivery Months under Articles 4 and 5; provided, however that failure to enter into such amendments shall not affect any of Customer's and Boeing's rights and obligations under this Agreement or the Purchase Agreements.

                           3.6      Aircraft Configuration.  The Option Aircraft
will be configured to the latest Detail Specification in effect for the Firm Aircraft on the Option Exercise Date.

                           3.7      Performance Guarantees.  Upon notification
of Option Exercise, Boeing will, if necessary, update the Performance Guarantees to reflect changes in configuration in accordance with Articles 6 and 7 of the AGTA.

Article 4. *This confidential information has been omitted and filed separately with the Commission.


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                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.


                                       14

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













                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.



                                       15

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













                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.



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                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.








Article 5. *This confidential information has been omitted and filed separately with the Commission.


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                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.



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







                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.


Article 6.        Regulatory Requirements and Certificates.

                  6.1 Certificates. Boeing will manufacture each Aircraft to conform to the appropriate Type Certificate issued by the United States Federal Aviation Administration (FAA) for the specific model of Aircraft and will obtain from the FAA and furnish to Customer at Delivery of each Aircraft a Standard Airworthiness Certificate issued pursuant to Part 21 of the Federal Aviation Regulations. Boeing will assist Customer prior to Delivery in obtaining other certificates required by Customer to operate the Aircraft; however, Boeing shall not be obligated to obtain any other certificates or approvals for the Aircraft.

                  6.2  FAA or Applicable Regulatory Authority Manufacturer
                  Changes.







                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.



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                           *This confidential information has been omitted and
filed separately with the Commission.

                  6.3 FAA Operator Changes. Boeing will deliver each Aircraft with Operator Changes incorporated or, at Boeing's option, with suitable provisions for the incorporation of such Operator Changes. Customer will pay Boeing for each Operator Change incorporated in each Aircraft as set forth in
(a) and (b) below:



                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.


                  6.4 Delay and Change Order. If Delivery of any Aircraft is delayed by the incorporation in such Aircraft of any Change required to be made under Articles 6.2 or 6.3 such delay shall be an Excusable Delay within the meaning of Article 10. Boeing shall issue and Customer shall accept a Change Order reflecting any Change required to be made under Article 6.2 or 6.3, which Change Order shall set forth in detail the particular Changes to be made therein and the effect, if any, of such changes on design, performance, weight, balance, time of Delivery and the Aircraft Basic Price of the affected Aircraft. Notwithstanding the provisions of Article 7 of this AGTA, any Change Orders issued pursuant to this Article 6.4 need not be signed by Customer and shall be deemed to be accepted by Customer and effective upon the date of Boeing's transmittal of such Change Order.

                  6.5 Discontinuance. If the use of either of the Certificates identified in Article 6.1 is discontinued during the performance of this Agreement, thereafter reference to such discontinued Certificate shall be deemed a reference to any other certificate or instrument issued by the FAA which corresponds to such Certificate or, if there should not be any such other certificate or instrument, then Boeing shall be deemed to have obtained such discontinued Certificate or Certificates upon demonstrating that each Aircraft complies substantially with the performance guarantees set forth in the Detail Specification.



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Article 7.        Detail Specification; Changes.

                  7.1 Change Order. The Detail Specification for an applicable Aircraft model may, by mutual agreement, be amended from time to time by Change Order or other written agreement, which shall set forth in detail the particular changes to be made therein, and the effect, if any, of such changes on design, performance, weight, balance, time of Delivery and basic price of the Aircraft. Such Change Orders and other written agreements shall be signed on behalf of Customer and Boeing by their respective duly authorized representatives.

                  7.2 Detail Specification Changes. All changes which revise the Detail Specification shall be made in accordance with the procedures hereinafter set forth.

                           7.2.1    Master Change/Other Changes.  The Detail
Specification may be revised by mutual agreement of the parties by Master Change
(MC), Production Record Revisions (PRR), Rapid Revisions (RR), or other change processes (which are acceptable to the FAA) which may be requested by Customer or initiated by Boeing, as appropriate. Each change shall be proposed to Customer by Boeing and shall describe the change to be accomplished, establish the Aircraft effectivity, and the effect, if any, on weight, and the Aircraft Basic Price . When signed by duly authorized representatives of both parties, such changes shall be binding on both parties and may be released immediately by Boeing to production. After acceptance of the change by Customer, Boeing will provide Specification Revision Inserts (SRI) as addendum sheets to maintain the currency of the Detail Specification. Periodically, such agreed changes shall be accumulated in formal Change Orders. A complete revision to the Detail Specification will be issued concurrently with the Change Order. The revision will incorporate the SRIs. As the Detail Specification revisions are predicated on incorporating accepted changes, formal release of the revised Detail Specification shall be independent of formal acceptance of the Change Order.

7.2.2 Development Change. Development Changes are those deemed necessary to correct defects, improve the Aircraft, prevent delay, or insure compliance with this Agreement but which have no materially adverse effect on the design, replaceability, interchangeability, weight, balance or functional characteristics of the Aircraft. The Detail Specification may be revised by Boeing without Customer's consent to incorporate Development Changes (DC's) where such changes do not adversely affect price, Delivery, guaranteed weight or guaranteed performance of the Aircraft or interchangeability, or replaceability or functional characteristics of Spare Parts; *This confidential information has been omitted and filed separately with the Commission.


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                      *This confidential information has been omitted and filed
separately with the Commission.

Article 8. Representatives, Inspection, Demonstration Flights, Test Data, and Performance Guarantee Compliance.

                  8.1 Office Space. Commencing with the date of this AGTA and continuing until the last Delivery of an Aircraft, Boeing shall furnish, without additional charge, suitable office space and equipment in or conveniently located with respect to its plant for the accommodation of up to five (5) personnel of Customer.

                  8.2 Inspection. Boeing's manufacture of the Aircraft, and all components obtained by Boeing therefor, shall at all reasonable times be open to inspection by any duly authorized representatives of Customer. However, if access to any part of Boeing's plant where manufacture is in progress or components are stored is restricted by the United States Government, Boeing shall be allowed a reasonable time to make the items available for inspection elsewhere than in the restricted area. All inspections by Customer's representatives shall be performed in such manner as not to unduly delay or hinder manufacture or performance by Boeing.

                  8.3 Demonstration Flights. Each Aircraft shall be test flown by Boeing for such periods as may be required to demonstrate to Customer the functioning of the Aircraft and its equipment. Customer shall be permitted to have a reasonable number of representatives participate in such flights as observers.

                  8.4 Test Data; Performance Guarantee Compliance. Boeing shall furnish to Customer, as soon as practicable, flight test data, obtained on an aircraft of the type purchased hereunder, certified as correct by Boeing, to evidence compliance with any performance guarantees set forth in the applicable Purchase Agreement. Any performance guarantee shall be deemed to be met if reasonable engineering interpretations and calculations based on such flight test data establish that the Aircraft would, if actually flown, comply with such guarantee.

                  8.5 Special Aircraft Test Requirements. Subject to Customer's prior consent, Boeing may use the Aircraft for flight and ground tests prior to Delivery if such tests are deemed necessary by Boeing.

                  (a)      to obtain the certificates required under Article
                  6.1, and

                           (i) other aircraft of the type purchased hereunder are not available for such tests, or


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





                      (ii) special features incorporated in the Aircraft (but not incorporated in other aircraft of the type purchased hereunder) necessitate such tests, or

                      (iii) the Engines (as defined in Exhibit D to this AGTA) to be installed on the Aircraft are of different manufacture or type from those installed on other aircraft of the type purchased hereunder; or

                  (b) to evaluate actual or contemplated changes for the improvement of aircraft of the type purchased hereunder which may be requested for incorporation by Customer, in production or by retrofit, in any Aircraft.

Customer shall accept Delivery of any Aircraft used for such flight and ground tests without any reduction in price for depreciation or wear and tear resulting therefrom.

Article 9.        Delivery.

                  9.1 Notices of Delivery Dates. Boeing will notify Customer of the approximate delivery date of each Aircraft at least sixty (60) days before the approximate delivery date and again at least twenty-one (21) days before the scheduled delivery date.

                  9.2 Place of Delivery. Each Aircraft shall be delivered at an airport in the State of Washington selected by Boeing or at such alternate site as may be mutually agreed upon in writing. If Delivery is made at an alternate site, at Customer's request, Customer shall promptly reimburse Boeing for any increased costs incurred by Boeing as a result thereof.

                  9.3 Documents of Title. Upon Delivery of and payment for each Aircraft, Boeing shall deliver to Customer a bill of sale duly conveying to Customer good title to such Aircraft free and clear of all liens, claims, charges and encumbrances of every kind whatsoever, and such other appropriate documents of title as Customer may reasonably request.

                  9.4 Delay. *This confidential information has been omitted and filed separately with the Commission.



                                       23

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






Article 10.       Excusable Delay.

                  10.1 Boeing Excusable Delay. Boeing will not be liable for any delay beyond the Scheduled Delivery Month of an Aircraft or other performance under a Purchase Agreement caused by (i) acts of God; (ii) war or armed hostilities; (iii) government acts or priorities; (iv) fires, floods or earthquakes; (v) strikes or labor troubles causing cessation, slowdown or interruption of work; or (vi) any other cause to the extent such cause is beyond Boeing's control and not occasioned by Boeing's fault or negligence. A delay resulting from any such cause is defined as a Boeing Excusable Delay.

                  10.2 *This confidential information has been omitted and filed separately with the Commission.














                           *This confidential information
                           has been omitted and filed
                           separately with the Commission.


                                       24

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








                           *This confidential information
                           has been omitted and filed
                           separately with the Commission.






















                  10.6 Aircraft Damaged Beyond Repair. If an Aircraft is destroyed or damaged beyond repair for any reason before Delivery, Boeing will give written notice to Customer specifying the earliest month possible, consistent with Boeing's other contractual commitments and production capabilities in which Boeing can deliver a replacement. Customer will have thirty (30) days from receipt of such notice to elect to have Boeing manufacture a replacement aircraft under the same terms and conditions of purchase, except that the calculation of the Escalation Adjustment will be based upon the Scheduled Delivery Month in effect immediately prior to the date of such notice, or, failing such election, the applicable Purchase Agreement will terminate with respect to such Aircraft. Boeing will not be obligated to manufacture a replacement aircraft if reactivation of the production line for the specific model of aircraft would be required.

                  10.7 Consequences of Termination. Termination of a Purchase Agreement with respect to an Aircraft under this Article will discharge all obligations and liabilities of Customer with respect to such Aircraft. If Customer terminates a Purchase Agreement with respect to an Aircraft under this Article, Boeing may elect,


                                       25


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by written notice to Customer within thirty (30) days of such termination, to purchase from Customer any BFE related to the Aircraft covered by such Purchase Agreement at the invoice prices paid, or contracted to be paid, by Customer.

                  *This confidential information has been omitted and filed separately with the Commission.

















Article 11.       Risk Allocation/Insurance.

                  11.1     Title and Risk with Boeing.

                           11.1.1   Boeing's Indemnification of Customer.  Until
transfer of title to an Aircraft to Customer, Boeing will indemnify and hold harmless Customer and Customer's observers from and against all claims and liabilities, including all expenses and attorneys' fees incident thereto or incident to establishing the right to indemnification, for injury to or death of any person(s), including employees of Boeing but not employees of Customer, or for loss of or damage to any property, including an aircraft, arising out of or in any way related to the operation of an Aircraft during all demonstration and test flights conducted under the provisions of the applicable Purchase Agreement, whether or not arising in tort or occasioned by the negligence of Customer or any of Customer's observers.


                                       26


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





                           11.1.2   Definition of Customer. For the purposes of
this Article, Customer is defined as Delta Air Lines, Inc., its divisions, subsidiaries, affiliates, the assignees of each, and their respective directors, officers, employees, and agents.

                  11.2     Insurance.

                           11.2.1   Insurance Requirements.  Customer will
purchase and maintain insurance acceptable to Boeing and will provide a certificate of such insurance that names Boeing as an additional insured for any and all claims and liabilities for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including any aircraft, arising out of or in any way relating to Materials, training, services, or other things provided under Exhibit B of this AGTA, which will be incorporated by reference into the applicable Purchase Agreement, whether or not arising in tort or occasioned by the negligence of Boeing, except with respect to legal liability to persons or parties other than Customer or Customer's assignees arising out of an accident caused solely by a product defect in an Aircraft. Customer will provide such certificate of insurance at least thirty (30) days prior to the scheduled delivery of the first Aircraft under a Purchase Agreement. The insurance certificate will reference each Aircraft delivered to Customer pursuant to each applicable Purchase Agreement. Annual renewal certificates will be submitted to Boeing before the expiration of the policy periods. The form of the insurance certificate, attached as Appendix 1, states the terms, limits, provisions, and coverages required by this Article 11.2.1. The failure of Boeing to demand compliance with this 11.2.1 in any year will not in any way relieve Customer of its obligations hereunder nor constitute a waiver by Boeing of these obligations.

                           11.2.2   Noncompliance with Insurance Requirements.
If Customer fails to comply with any of the insurance requirements of Article
11.2.1 or if any of the insurers fails to pay a claim covered by the insurance or otherwise fails to meet any of insurer's obligations required by Appendix 1, Customer will provide the same protection to Boeing as that required by Article
11.2.1 above.

                           11.2.3   Definition of Boeing.  For purposes of this
article, Boeing is defined as The Boeing Company, its divisions, subsidiaries, affiliates, assignees of each, and their respective directors, officers, employees, and agents.

Article 12.       Assignment, Resale or Lease.

                  12.1 Assignment. This AGTA and each applicable Purchase Agreement are for the benefit of the parties and their respective successors and assigns. No rights or duties of either party may be assigned or delegated, or contracted to be assigned or delegated, without the prior written consent of the other party, except:


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




                           12.1.1   Either party may assign its interest to a
corporation that (i) results from any merger, reorganization or acquisition of such party and (ii) acquires substantially all the assets of such party;

                           12.1.2   Boeing may assign its rights to receive
money; and

                           12.1.3   Boeing may assign any of its rights and
duties to any wholly-owned subsidiary of Boeing.

                           12.1.4   Boeing may assign any of its rights and
duties with respect to Part 1, Articles 1, 2, 4 and 5 of Exhibit B, Customer Support Document to the AGTA, to FlightSafety Boeing Training International L.L.C.

                  12.2 Transfer by Customer at Delivery. Boeing will take any requested action reasonably required for the purpose of causing an Aircraft, at time of Delivery, to be subject to an equipment trust, conditional sale, lien, or other arrangement for Customer to finance the Aircraft. However, no such action will require Boeing to divest itself of title to or possession of the Aircraft until Delivery of and payment for the Aircraft. A sample form of assignment acceptable to Boeing is attached as Appendix 2.

                  12.3 Sale or Lease by Customer After Delivery. If, following Delivery of an Aircraft, Customer sells or leases the Aircraft (including any sale and lease-back for financing purposes), all of Customer's rights with respect to the Aircraft under the applicable Purchase Agreement will inure to the benefit of the purchaser or lessee of such Aircraft, effective upon Boeing's receipt of the written agreement of the purchaser or lessee, in a form satisfactory to Boeing, to comply with all applicable terms and conditions of the applicable Purchase Agreement. Sample forms of agreement acceptable to Boeing are attached as Appendices 3 and 4.

                  12.4 Notice of Sale or Lease After Delivery. Customer will give notice to Boeing as soon as practicable of the sale or lease of an Aircraft including in the notice the name of the entity or entities with title and/or possession of such Aircraft.

                  12.5 Exculpatory Clause in Post-Delivery Sale or Lease. If, following the Delivery of an Aircraft, Customer sells or leases such Aircraft and obtains from the transferee any form of exculpatory clause protecting Customer from liability for loss of or damage to the Aircraft, and/or related incidental or consequential damages, including without limitation loss of use, revenue, or profit, Customer shall obtain for Boeing the purchaser's or lessee's written agreement to be bound by terms and conditions substantially as set forth in Appendix 5. This Article 12.5 applies only if purchaser or lessee has not provided to Boeing the written agreement described in Article 12.3 above.

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




                  12.6 Appointment of Agent - Warranty Claims. If, following Delivery of an Aircraft, Customer appoints an agent to act directly with Boeing for the administration of claims relating to the warranties under the applicable Purchase Agreement, Boeing will deal with the agent for that purpose, effective upon Boeing's receipt of the agent's written agreement, in a form satisfactory to Boeing, to comply with all applicable terms and conditions of the applicable Purchase Agreement. A sample form of agreement acceptable to Boeing is attached as Appendix 6.

                  12.7 No Increase in Boeing Liability. No action taken by Customer or Boeing relating to the resale or lease of an Aircraft or the assignment of Customer's rights under the applicable Purchase Agreement will subject Boeing to any liability beyond that in the applicable Purchase Agreement or modify in any way Boeing's obligations under the applicable Purchase Agreement.

Article 13.       Termination for Certain Events.

                  13.1 Reciprocal Termination Rights. Upon the occurrence of any of the following, a party may terminate, by giving written notice to the other party, any Purchase Agreement with respect to any undelivered Aircraft covered by such Purchase Agreement:

                           (i) The other party ceases doing business as a going concern, suspends all or substantially all of its business operations, makes an assignment for the benefit of creditors, generally does not pay its debts as they become due or admits in writing its inability to pay its debts; or

                           (ii) The other party petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets; commences any legal proceeding such as bankruptcy, reorganization, readjustment of debt, dissolution or liquidation available for the relief of financially distressed debtors; or becomes the object of any such proceeding, unless the proceeding is dismissed or stayed within a reasonable period, not to exceed sixty (60) days.

                  13.2 *This confidential information has been omitted and filed separately with the Commission.

AGTA-DAL

                  *This confidential information has been omitted and filed separately with the Commission.















                  13.3 *This confidential information has been omitted and filed separately with the Commission.





                  13.4 *This confidential information has been omitted and filed separately with the Commission.

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






Article 14.       Notices.

All notices required by any applicable Purchase Agreement will be in English, will be effective on the date of receipt and may be transmitted by any customary means of written communication addressed as follows:

                  Customer:         Delta Air Lines, Inc.
                                    Hartsfield Atlanta International Airport
                                    1030 Delta Blvd.
                                    Atlanta, Georgia 30320

                           Attention: General Manager
                           with a copy to: Purchasing

                                    Delta Air Lines, Inc.
                                    Hartsfield Atlanta International Airport
                                    1030 Delta Blvd.
                                    Atlanta, Georgia 30320

                           Attention: General Counsel




                   Boeing:          Boeing Commercial Airplane Group
                                    P.O. Box 3707
                         Seattle, Washington 98124-2207
                                    U.S.A.

                                    Attention:      Vice President - Contracts
                                                    Mail Stop 75-38


With prior written notice, either party may revise its address.

Article 15.       Confidentiality.

                  15.1 The AGTA and the Purchase Agreements contain confidential commercial and financial information. The parties agree to treat the AGTA and the Purchase Agreements as confidential and will not, without the prior written consent of the other party, disclose the AGTA or any Purchase Agreement or any information contained therein to any other party or entity. Notwithstanding the foregoing, either party may disclose the AGTA and any Purchase Agreement to the extent required by any government regulatory agency or court having jurisdiction over the disclosing

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




party. In such event, the disclosing party shall, immediately upon receipt of the request or demand, notify the other party of such request or demand.

                  15.2 Customer is, or may be, required, pursuant to this AGTA or a Purchase Agreement, to provide documents, drawings, and other materials to Boeing which contain, convey, or embody proprietary, confidential, or trade secret information (Customer Proprietary Information) belonging to Customer (Customer Proprietary Materials). Boeing will treat all Customer Proprietary Materials and all Customer Proprietary Information in confidence and use and disclose the same only as specifically authorized in this AGTA or in accordance with other specific authorization from Customer. All Customer Proprietary Materials and Customer Proprietary Information will remain the property of Customer.

Article 16.       Miscellaneous.

                  16.1 Government Approval. Boeing and Customer will assist each other in obtaining any governmental consents or approvals required to effect certification and sale of Aircraft under the applicable Purchase Agreement.

                  16.2 Headings. Article and paragraph headings used in this AGTA and in any Purchase Agreement are for convenient reference only and are not intended to affect the interpretation of this AGTA or any Purchase Agreement.

                  16.3 Dispute Resolution. If any dispute arises between Boeing and Customer in respect to this AGTA or the Purchase Agreements, Boeing and Customer hereby agree (except as provided in paragraph 1 of Exhibit F) to resolve such disputes in the manner set forth in Exhibit F hereto.

                  16.4 GOVERNING LAW. THIS AGTA AND ANY PURCHASE AGREEMENT WILL BE GOVERNED BY THE LAW OF THE STATE OF WASHINGTON, U.S.A., EXCLUSIVE OF WASHINGTON'S CONFLICTS OF LAWS PRINCIPLES.

                  16.5 Waiver/Severability. Failure by either party to enforce any provision of this AGTA or any Purchase Agreement will not be construed as a waiver. If any provision of this AGTA or any provision of any Purchase Agreement are held unlawful or otherwise ineffective by a court of competent jurisdiction, the remainder of the AGTA or the applicable Purchase Agreement will remain in effect.

                  16.6 Survival of Obligations. The Articles and Exhibits of this AGTA including but not limited to those relating to insurance, DISCLAIMER AND RELEASE and the EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES will survive termination or cancellation of any Purchase Agreement or part thereof.


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




                  16.7 *This confidential information has been omitted and filed separately with the Commission.








DATED AS OF October 21, 1997
            -----------------

DELTA AIR LINES, INC.


By   /s/ Leo F. Mullin
     -------------------------------------

Its  President and Chief Executive Officer
     -------------------------------------



THE BOEING COMPANY


By   /s/ R. B. Woodard
     -------------------------------------

Its  President
     -------------------------------------



                                       33

AGTA-DAL

                                    EXHIBIT A

                                       TO

                        AIRCRAFT GENERAL TERMS AGREEMENT

                                    AGTA-DAL

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                              DELTA AIR LINES, INC.



                  BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT


                                       A
AGTA-DAL                               i

                  BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT


1.           General.

             Certain equipment to be installed in the Aircraft is furnished to Boeing by Customer at Customer's expense. This equipment is designated "Buyer Furnished Equipment" (BFE) and is listed in the Detail Specification. Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in sequence installation of BFE as described in the applicable Supplemental Exhibit BFE/CDSPE/SPE/CSE to this Exhibit A in the applicable Purchase Agreement

2.           Supplier Selection.

             Customer will:

             2.1 Select and notify Boeing of the suppliers of BFE items by those dates appearing in Supplemental Exhibit BFE/CDSPE/SPE/CSE to the applicable Purchase Agreement.

             2.2 Meet with Boeing and such selected BFE suppliers promptly after such selection to:

                         2.2.1       complete BFE configuration design
requirements for such BFE; and

                         2.2.2       confirm technical data submittal dates for
BFE certification.

3.           Customer's Obligations.

             3.1 Customer agrees to comply with and cause the supplier to comply with the provisions of the BFE Document or BFE Report including but not limited to;

                         3.1.1       delivery of technical data (in English) to
Boeing as required to support installation and FAA certification in accordance with the schedule provided by Boeing or as mutually agreed upon during the BFE meeting referred to above;

                         3.1.2       delivery of BFE including production and/or
flight training spares to Boeing in accordance with the quantities and schedule provided therein;

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




                         3.1.3       assuring that all BFE Aircraft Software is
delivered in compliance with D6-55562-8, BCAG Standards for Loadable Systems;
and

                         3.1.4       delivery of appropriate quality assurance
documentation to Boeing as required with each BFE part (D6-56586, "BFE Product Acceptance Requirements");

             3.2 Customer agrees to authorize Boeing to discuss all details of the BFE directly with the BFE suppliers so long as Boeing's actions does not affect the design (including selection of materials) weight, or price of the BFE/CDSPE/SPE/CSE. Any changes to on-dock dates as a result of changes to Boeing's aircraft production schedule will not be communicated to BFE suppliers without Customer's prior consent.

             3.3 Customer agrees to authorize Boeing to conduct or delegate to the supplier quality source inspection and supplier hardware acceptance of BFE at the supplier location and;

                         3.3.1       require supplier's contractual compliance
to Boeing defined source inspection and supplier delegation programs, including availability of adequate facilities for Boeing resident personnel; and

                         3.3.2       assure that Boeing identified supplier's
quality systems be approved to Boeing document D1-9000.

             3.4 Customer agrees to obtain from supplier a non-exclusive, perpetual, royalty-free, irrevocable license for Boeing to copy BFE Aircraft Software. The license is needed to enable Boeing to load the software copies in
(i) the aircraft's mass storage device (MSD), (ii) media (e.g., diskettes, CD-ROMs, etc.), (iii) the BFE hardware and/or (iv) an intermediate device or other media to facilitate copying of the BFE Aircraft Software into the aircraft's MSD, BFE hardware and/or media, including media as Boeing may deliver to Customer with the aircraft.

             3.5 Customer agrees to grant Boeing a license, extending the same rights set forth in paragraph 3.4 above, to copy: a) BFE Aircraft Software and data Customer has modified and/or b) other software and data Customer has added to the BFE Aircraft Software.

             3.6 Customer agrees to provide necessary field service representation reasonably required at Boeing's facilities to support Boeing on all issues related to the installation and certification of BFE.

             3.7 Customer agrees to deal directly with all BFE suppliers to obtain overhaul data, provisioning data, related product support documentation and any warranty provisions applicable to the BFE.

AGTA-DAL

             3.8 Customer agrees to work closely with Boeing and the BFE suppliers to resolve any difficulties, including defective equipment, that arise.

             3.9 Customer agrees to be responsible for modifying, adjusting and/or calibrating BFE as required for FAA approval and for all reasonable related expenses.

             3.10 Customer agrees to warrant that the BFE will meet the requirements of the Detail Specification.

             3.11 Customer agrees to be responsible for ensuring that all BFE provided pursuant to this Exhibit A is FAA certifiable at time of Aircraft delivery, or for obtaining waivers from the applicable regulatory agency for non-FAA certifiable equipment.

4.           Boeing's Obligations.

             Other than as set forth below and without charge to Customer, Boeing will provide for the installation of and install the BFE and obtain certification of the Aircraft with the BFE installed.

5.           Nonperformance by Customer.

             If Customer's nonperformance of obligations in this Exhibit or in the BFE/CDSPE/SPE/CSE Document causes a delay in the delivery of the Aircraft or causes Boeing to perform out-of-sequence or additional work, Customer will reimburse Boeing for all reasonable expenses associated with such out-of-sequence or additional work and be deemed to have agreed to any such delay in Aircraft delivery. Boeing shall provide reasonable substantiation of such claim to Customer at Customer's request. In addition Boeing will have the right to:

             5.1 provide and install specified equipment or suitable alternate equipment and increase the price of the Aircraft accordingly; and/or

             5.2 deliver the Aircraft to Customer without the BFE installed.

             5.3         Customer Excusable Delay.

     Customer shall not be responsible for nor be deemed to be in default under the provisions of this Exhibit A on account of any delay or failure in delivery of any item of BFE, technical data or other information required to be furnished by Customer herein due to any of the causes referred to in Article 10 of the AGTA, or due to any other cause to the extent it is beyond Customer's control or not occasioned by Customer's fault or negligence. In the event of any such delay or failure in delivery, said failure or delay shall, to the extent it delays performance of any act to be performed by Boeing under the Purchase Agreements, extend the date by which such act is to be performed.

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




6.           Return of Equipment.

Any of the BFE delivered by Customer to Boeing for the Aircraft and not incorporated in an Aircraft shall be redelivered to Customer by Boeing (in accordance with Customer's instruction) at Seattle, Washington, upon or after delivery of the last Aircraft to be delivered hereunder, in as good condition as when delivered by Customer to Boeing, reasonable wear and tear excepted.

7.           Title and Risk of Loss.

             Title to BFE will at all times remain with Customer or other owner. Boeing will have only such liability for BFE, including risk of loss, as a bailee for mutual benefit would have, but will not be liable for loss of use.

8.           Indemnification of Boeing.

             Customer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including any Aircraft, arising out of or in any way connected with any nonconformance or defect in any BFE and whether or not arising in tort or occasioned by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the BFE.

9.           Patent Indemnity.

             Customer hereby indemnifies and holds harmless Boeing from and against all claims, suits, actions, liabilities, damages and costs arising out of any actual or alleged infringement of any patent or other intellectual property rights by BFE or arising out of the installation, sale or use of BFE by Boeing.

10.          Definitions.

             For the purposes of the above indemnities, the term "Boeing" includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

AGTA-DAL

                                    EXHIBIT B

                                       TO

                        AIRCRAFT GENERAL TERMS AGREEMENT

                                    AGTA-DAL

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                              DELTA AIR LINES, INC.


                            CUSTOMER SUPPORT DOCUMENT



                             This document contains:

              Part 1: Maintenance and Flight Training Programs; Operations Engineering Support

              Part 2:      Field Services and Engineering Support
                           Services

              Part 3:      Technical Information and Materials

              Part 4:      Alleviation or Cessation of Performance

              Part 5: Protection of Proprietary Information and Proprietary Materials


                                       B
                                       i

AGTA-DAL

                          GENERAL STATEMENT REGARDING
                                CUSTOMER SUPPORT

         Any and all services, support and Materials provided by Boeing to Customer pursuant to this AGTA, Purchase Agreements, or Letter Agreements shall be governed by the terms and conditions of this AGTA. To the extent the terms and conditions of a Customer Services General Terms Agreement ("CSGTA") agreed between Boeing and Customer conflict with the terms and conditions of this AGTA, the terms of this AGTA shall control.



                                      B-1

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





                           CUSTOMER SUPPORT DOCUMENT

PART 1:             BOEING MAINTENANCE AND FLIGHT TRAINING
                    PROGRAMS; OPERATIONS ENGINEERING SUPPORT

1.       Boeing Training Programs.

         1.1 Boeing will provide, at no charge to Customer, maintenance training and flight training programs ("Training") to support the introduction of a specific model of aircraft into service. The training programs will consist of general and specialized courses and are more specifically described in a Supplemental Exhibit to the applicable purchase agreement.

         1.2 Boeing will conduct all training at Boeing's training facility in the Seattle area unless otherwise agreed.

         1.3 All Training will be presented in the English language. If translation is required, Customer will provide interpreters.

         1.4 Customer will be responsible for all living expenses of Customer's personnel. Boeing will transport Customer's personnel between their local lodging and Boeing's training facility.

         1.5 If requested by Customer, Boeing will conduct the classroom portions of the maintenance and flight training (except for the Performance Engineer training courses) at a mutually acceptable alternate training site, subject to the following conditions:

             1.5.1 Customer will provide acceptable classroom space, simulators (as necessary for flight training) and training equipment required to present the courses;

             1.5.2 Customer will pay Boeing's then-current per diem charge for each Boeing instructor for each day, or fraction thereof, that the instructor is away from the Seattle area, including travel time;

             1.5.3 Customer will reimburse Boeing for the actual costs of round-trip transportation for Boeing's instructors and the shipping costs of training Materials between the Seattle area and the alternate training site. At Customer's option, Customer may provide such transportation;

             1.5.4 Customer will be responsible for all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing's providing training at the alternate site or incurred as a result of Boeing providing revenue service training; and


                                     B-1-1

AGTA-DAL

                  1.5.5 Those portions of training that require the use of training devices not available at the alternate site will be conducted at Boeing's facility or at the alternate site.

2.       Training Planning Conferences.

         Customer and Boeing will conduct planning conferences approximately 12 months before the scheduled delivery month of the first aircraft of a model to define and schedule the Training. Boeing shall not charge Customer to conduct or participate in such planning conferences.

3.       Operations Engineering Support.

         3.1 As long as an aircraft purchased by Customer from Boeing is operated by Customer, Boeing will provide at no charge to Customer operations engineering support which shall include:

                  3.1.1 assistance with the analysis and preparation of performance data to be used in establishing operating practices and policies for Customer's operation of aircraft;

                  3.1.2 assistance with interpretation of the Minimum Equipment List ("MEL"), the definition of the Configuration Deviation List ("CDL") and the analysis of individual aircraft performance;

                  3.1.3 assistance with solving operational problems associated with delivery and route-proving flights;

                  3.1.4 information regarding significant service items relating to aircraft performance or flight operations; and

                  3.1.5 if requested by Customer, operations engineering support during an aircraft ferry flight.

4.       General Terms and Conditions.

         4.1 Boeing flight instructor personnel will not be required to work more than 5 days per week, or more than 8 hours in any one 24-hour period, of which not more than 5 hours per 8-hour workday will be spent in actual flying. These foregoing restrictions will not apply to ferry assistance or revenue service training services, which will be governed by FAA rules and regulations.

         4.2 Normal Line Maintenance is defined as line maintenance that Boeing might reasonably be expected to furnish for flight crew training at Boeing's facility, and will include ground support and aircraft storage in the open, but will not include


                                     B-1-2

AGTA-DAL
provision of spare parts. Boeing will provide Normal Line Maintenance services for any aircraft while the aircraft is used for flight crew training based at Boeing's facility (see article 4.3 below). Customer will provide such services if flight crew training is conducted elsewhere. Regardless of the location of such training, Customer will be responsible for providing all maintenance items (other than those included in Normal Line Maintenance) required during the training, including, but not limited to, fuel, oil, landing fees and spare parts.

         4.3 If the flight training is based at Boeing's facility, several airports in the states of Washington, Montana and Oregon, as well as the services of the fixed base operator at Grant County Airport at Moses Lake, Washington, may be used. Unless otherwise agreed in the flight training planning conference, it will be Customer's and Boeing's joint responsibility to make arrangements for the use of such airports.

         4.4 If Boeing agrees to make arrangements on behalf of Customer for the use of airports for flight training, Boeing will pay on Customer's behalf any landing fees charged by any airport used in conjunction with the flight training. At least 30 days before flight training, Customer will provide Boeing an open purchase order against which Boeing will invoice Customer for any landing fees Boeing paid on Customer's behalf. The invoice will be submitted to Customer approximately 60 days after flight training is completed, when all landing fee charges have been received and verified. Customer will pay the amount of such invoice to Boeing within 30 days of the date of the invoice.

         4.5 If requested by Boeing, and agreed by Customer, in order to provide the flight training or ferry flight assistance, Customer will make available to Boeing an aircraft after delivery to familiarize Boeing instructor or ferry flight crew personnel with such aircraft. If flight of the aircraft is required for any Boeing instructor or ferry flight crew member to maintain an FAA license for flight proficiency or landing currency, Boeing will be responsible for the costs of fuel, oil, landing fees and spare parts attributable to that portion of the flight.

         4.6 Unless mutually agreed by Boeing and Customer, if any part of the training described in Article 1.1 of this Exhibit is not used by Customer within 48 months after Delivery of the first Aircraft under the relevant Purchase Agreement, Boeing will not be obligated to provide such training.

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                            CUSTOMER SUPPORT DOCUMENT

PART 2:  FIELD AND ENGINEERING  SUPPORT SERVICES

1.       General

         Unless otherwise noted the support services described in this Part 2 shall be provided at no charge to Customer. Except with respect to field service representation, as defined in paragraph 2 below, the support services defined in this Part 2 shall be provided by Boeing effective with the Execution Date of this AGTA and continuing so long as at least one (1) Aircraft is regularly operated by Customer in commercial air transport service.

2.       Field Service Representation.

         Boeing will furnish field service representation to advise Customer with respect to the maintenance and operation of an aircraft (Field Service Representatives).

         2.1 Field Service Representatives will be available at a facility designated by Customer beginning before the scheduled delivery month of the first aircraft and ending 12 months after delivery of the last aircraft covered by a specific purchase agreement. The field service period may be extended by mutual agreement of the parties which may be established by a written agreement or by Boeing's continued provision of field services.

         2.2 Customer will provide, at no charge to Boeing, suitable furnished office space and office equipment at the location where Boeing is providing Field Service Representatives. As required, Customer will assist each Field Service Representative with visas, work permits, customs, mail handling, identification passes and formal introduction to local airport authorities.

         2.3 Boeing Field Service Representatives are assigned to various airports around the world. Whenever Customer's aircraft are operating through any such airport, the services of Boeing's Field Service Representatives are available to Customer.

3.       Engineering Support Services.

         Boeing will, if requested by Customer, provide technical advisory assistance for any aircraft and Boeing Product (as defined in Part I of Exhibit
C). Technical advisory assistance, provided from the Seattle area or at a base designated by Customer as appropriate, will include:

         3.1 Operational Problem Support. If Customer experiences operational problems with an aircraft, Boeing will analyze the information provided by Customer to determine the probable nature and cause of the problem and to suggest possible solutions.


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         3.2 Schedule Reliability Support. If Customer is not satisfied with the schedule reliability of a specific model of aircraft, Boeing will analyze information provided by Customer to determine the nature and cause of the problem and to suggest remedial solutions.

         3.3 Maintenance Cost Reduction Support. If Customer is concerned that actual maintenance costs of a specific model of aircraft are excessive, Boeing will analyze information provided by Customer to determine the nature and cause of the problem and to suggest possible solutions.

         3.4 Aircraft Structural Repair Support. If Customer is designing structural repairs and desires Boeing's support, Boeing will analyze and as soon as reasonable practical take such actions as Customer may reasonably request for the purpose of obtaining FAA approval for structural repairs not covered by Boeing's Structural Repair Manual.

         3.5 Aircraft Modification Support. If Customer is designing aircraft modifications and requests Boeing's support, Boeing will analyze and as soon as reasonable practical take such actions as Customer may reasonably request for the purpose of obtaining FAA approval for changes in, or replacement of, systems, parts, accessories or equipment manufactured to Boeing's detailed design. Boeing will not analyze any major structural change unless Customer's request for such analysis and comment includes complete detailed drawings, substantiating information (including any information required by applicable government agencies), all stress or other appropriate analyses, and a specific statement from Customer of the substance of the review and the response requested.

         3.6 Facilities, Ground Equipment and Maintenance Planning Support. Boeing will, at Customer's request, evaluate Customer's technical facilities, tools and equipment for servicing and maintaining aircraft, to recommend changes where necessary and to assist in the formulation of an overall maintenance plan.

         3.7 Post-Delivery Service Support. Boeing will, at Customer's request, perform work on an aircraft after delivery but prior to the initial departure flight or upon the return of the aircraft to Boeing's facility prior to completion of that flight. In that event the following provisions will apply.

             3.7.1 Boeing may rely upon the commitment authority of the Customer's personnel requesting the work.

             3.7.2 As title and risk of loss has passed to Customer, the insurance provisions of Article 11.2 of the AGTA apply.

             3.7.3 The provisions of the Boeing Warranty in Part 2 of Exhibit C of this AGTA apply.


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             3.7.4 Customer will pay Boeing for requested work not covered by the Boeing Warranty, if any.

             3.7.5 The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 12 of Part 2 of Exhibit C of this AGTA apply.

         3.8 Additional Services. Boeing may, at Customer's request, provide additional services for an aircraft after delivery, which may include retrofit kit changes (kits and/or information), training, maintenance and repair of aircraft. Such additional services will be subject to a mutually acceptable price, schedule and scope of work. The DISCLAIMER AND RELEASE and the EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 12 of Part 2 of Exhibit C of this AGTA and the insurance provisions in Article 8.2 of this AGTA will apply to any such work. Title to and risk of loss of any such aircraft will always remain with Customer.

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                            CUSTOMER SUPPORT DOCUMENT

PART 3:                TECHNICAL INFORMATION AND MATERIALS


1.       General.

         Materials are defined as any and all items that are created by Boeing or a third party, which are provided directly or indirectly from Boeing and serve primarily to contain, convey or embody information. Materials may include either tangible embodiments (for example, documents or drawings), or intangible embodiments (for example, software and other electronic forms) of information but excludes Aircraft Software. Aircraft Software is defined as software that is installed on and used in the operation of the aircraft.

         Boeing will furnish to Customer certain Materials to support the maintenance and operation of the aircraft at no additional charge to Customer, except as otherwise provided herein. Such Materials will, if applicable, be prepared generally in accordance with Air Transport Association of America (ATA) Specification No. 100, entitled "Specification for Manufacturers' Technical Data". Materials will be in English and in the units of measure used by Boeing to manufacture an aircraft.

         Digitally-produced Materials will, if applicable, be prepared generally in accordance with ATA Specification No. 2100, dated January 1994, "Digital Data Standards for Aircraft Support."

2.       Materials Planning Conferences.

         Customer and Boeing will conduct planning conferences approximately 12 months before the scheduled delivery month of the first aircraft of a model in order to mutually determine the proper format and quantity of Materials to be furnished to Customer in support of the aircraft.

         When available, Customer may select Boeing standard digital format as the delivery medium or, alternatively, Customer may select a reasonable quantity of printed and 16mm microfilm formats. When Boeing standard digital format is selected, Customer may also select up to 5 copies of printed or microfilm format copies, with the exception of the Illustrated Parts Catalog, which will be provided in one selected format only.

3.       Information and Materials - Incremental Increase.

         Until one year after the month of delivery of the last aircraft covered by a specific purchase agreement, Customer may annually request in writing a reasonable increase in


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the quantity of Materials as agreed in the planning conference. Boeing will provide the additional quantity at no additional charge beginning with the next normal revision cycle. Customer may request a decrease in revision quantities at any time.

4.       Advance Representative Copies.

         All advance representative copies of Materials will be selected by Boeing from available sources. Such advance copies will be for advance planning purposes only.

5.       Customized Materials.

         All customized Materials will reflect the configuration of each aircraft as delivered.

6.       Revisions.

         6.1 Revision Service. Boeing will provide revisions free of charge to those Materials identified and selected by Customer and agreed to by Boeing in the planning conference conducted for a specific model of aircraft, reflecting changes developed by Boeing, as long as Customer operates an aircraft of that model.

         6.2 Revisions Based on Boeing Service Bulletin Incorporation. If Boeing receives written notice that Customer intends to incorporate, or has incorporated, any Boeing service bulletin in an aircraft, Boeing will at no charge issue revisions to Materials with revision service reflecting the effects of such incorporation into such aircraft.

7. Computer Software Documentation for Boeing Manufactured Airborne Components and Equipment.

         Boeing will provide to Customer a Computer Software Index containing a listing of (i) all programmed airborne avionics components and equipment manufactured by Boeing or a Boeing subsidiary, designed and developed in accordance with Radio Technical Commission for Aeronautics Document No. RTCA/DO-178 dated January 1982, No. RTCA/DO-178A dated March 1985, or later as available, and installed by Boeing in aircraft covered by the applicable purchase agreement and (ii) specific software documents (SOFTWARE DOCUMENTATION) available to Customer from Boeing for the listed components and equipment.

         Two copies of the Computer Software Index will be furnished to Customer with the first aircraft of a model. Revisions to the Computer Software Index applicable to such model of aircraft will be issued to Customer as revisions are developed by Boeing for so long as Customer operates the aircraft.


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         Software Documentation will be provided to Customer upon written request. The charge to Customer for Software Documentation will be Boeing's price to reproduce the Software Documentation requested. Software Documentation will be prepared generally in accordance with ATA Specification No. 102 revised April 20, 1983, "Specification for Computer Software Manual" but Software Documentation will not include, and Boeing will not be obligated to provide, any code (including, but not limited to, original source code, assembled source code, or object code) on computer sensible media.

8.       Supplier Technical Data.

         8.1 For supplier-manufactured programmed airborne avionics components and equipment classified as Seller Furnished Equipment (SFE) or Seller Purchased Equipment (SPE) which contain computer software designed and developed in accordance with Radio Technical Commission for Aeronautics Document No. RTCA/DO-178 dated January 1982, No. RTCA/DO-178A dated March 1985, or later as available, Boeing will request that each supplier of the components and equipment make software documentation available to Customer in a manner similar to that described in Article 7 above.

         8.2 The provisions of this Article will not be applicable to items of BFE.

         8.3 Boeing will furnish to Customer a document identifying the terms and conditions of the product support agreements between Boeing and its suppliers requiring the suppliers to fulfill Customer's requirements for information and services in support of the specific model of aircraft.

9.       Buyer Furnished Equipment Data.

         Boeing will incorporate BFE information into the customized Materials providing Customer makes the information available to Boeing at least nine months prior to the scheduled delivery month of Customer's first aircraft of a specific model. If the BFE information is received by Boeing subsequent to nine months prior to delivery of Customers first Aircraft then Boeing will incorporate such BFE information at the earliest possible revision cycle. Customer agrees to furnish the information in Boeing standard digital format if Materials are to be delivered in Boeing standard digital format.

10.      Materials Shipping Charges.

         Boeing will pay the reasonable transportation costs of the Materials. Customer is responsible for any customs clearance charges, duties, and taxes.

11.      Customer's Shipping Address.

         The Materials furnished to Customer hereunder are to be sent to a single address to be specified. Customer will promptly notify Boeing of any change to the address.


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                            CUSTOMER SUPPORT DOCUMENT

PART 4:              ALLEVIATION OR CESSATION OF PERFORMANCE


Boeing will not be required to provide any Materials, services, Training or other things at a facility designated by Customer if any of the following conditions exist:

         1.       a labor stoppage or dispute in progress involving Customer;

         2. wars or warlike operations, riots or insurrections in the country where the facility is located;

         3. any condition at the facility which, in the opinion of Boeing, is detrimental to the general health, welfare or safety of its personnel or their families;

         4. the United States Government refuses permission to Boeing personnel or their families to enter into the country where the facility is located, or recommends that Boeing personnel or their families leave the country; or

         5. the United States Government refuses permission to Boeing to deliver Materials, services, Training or other things to the country where the facility is located.

After the location of Boeing personnel at the facility, Boeing further reserves the right, upon the occurrence of any of such events, to immediately and without prior notice to Customer relocate its personnel and their families.


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                            CUSTOMER SUPPORT DOCUMENT

PART 5:             PROTECTION OF PROPRIETARY INFORMATION AND
                              PROPRIETARY MATERIALS


1.       General.

         All Materials provided by Boeing to Customer pursuant to this AGTA, Purchase Agreements or related Letter Agreements and not covered by a Boeing CSGTA or other agreement between Boeing and Customer defining Customer's right to use and disclose the Materials and included information will be covered by, and subject to the terms of this AGTA. Title to all Materials containing, conveying or embodying confidential, proprietary or trade secret information (Proprietary Information) belonging to Boeing or a third party (Proprietary Materials), will at all times remain with Boeing or such third party. Customer will treat all Proprietary Materials and all Proprietary Information in confidence and use and disclose the same only as specifically authorized in this AGTA.

2.       License Grant.

         Boeing grants to Customer a worldwide, non-exclusive, non-transferable license to use and disclose Proprietary Materials in accordance with the terms and conditions of this AGTA. Customer is authorized to make copies of Materials and all copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under this AGTA. Customer will preserve all proprietary legends, and all copyright notices on all Materials and insure the inclusion of those legends and notices on all copies.

3.       Use of Proprietary Materials and Proprietary Information.

         Customer is authorized to use Proprietary Materials and Proprietary Information for the purpose of: (a) operation, maintenance, repair, or modification of Customer's aircraft for which the Proprietary Materials and Proprietary Information have been specified by Boeing and (b) development and manufacture of training devices for use by Customer.

4.       Providing of Proprietary Materials to Contractors.

         Customer is authorized to provide Proprietary Materials to Customer's contractors for the sole purpose of maintenance, repair, or modification of Customer's aircraft for which the Proprietary Materials have been specified by Boeing. In addition, Customer may provide Proprietary Materials to Customer's contractors for the sole purpose of developing and manufacturing training devices for Customer's use. Before providing Proprietary Materials to its contractor, Customer will first obtain a written agreement from the contractor by which the contractor agrees (a) to use the Proprietary Materials


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only on behalf of Customer, (b) to be bound by all of the restrictions and limitations of this Part 5, and (c) that Boeing is a third party beneficiary under the written agreement. Customer agrees to provide copies of all such written agreements to Boeing upon request and be liable to Boeing for any breach of those agreements by a contractor. A sample agreement acceptable to Boeing is attached as Appendix VII.

5. Providing of Proprietary Materials and Proprietary Information to Regulatory Agencies.

         When and to the extent required by a government regulatory agency or judicial authority having jurisdiction over Customer or an aircraft ("Authority"), Customer is authorized to provide Proprietary Materials and to disclose Proprietary Information to the Authority. In such event Customer shall as soon as reasonably practical notify and coordinate with Boeing the response. Customer agrees to notify Boeing immediately upon learning of any (a) distribution, disclosure, or additional use by the Authority, (b) request to the Authority for distribution, disclosure, or additional use, or (c) intention on the part of the Authority to distribute, disclose, or make additional use of Proprietary Materials or Proprietary Information.


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                                    EXHIBIT C

                                       TO

                        AIRCRAFT GENERAL TERMS AGREEMENT

                                    AGTA-DAL

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                              DELTA AIR LINES, INC.



                           PRODUCT ASSURANCE DOCUMENT


                             This document contains:

                  Part 1:    Exhibit C Definitions

                  Part 2:    Boeing Warranty

                  Part 3:    Boeing Service Life Policy

                  Part 4:    Supplier Warranty Commitment

                  Part 5:    Boeing Interface Commitment

                  Part 6: Boeing Indemnities against Patent and Copyright Infringement


                                       C
                                       i

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                           PRODUCT ASSURANCE DOCUMENT

PART 1:  EXHIBIT C DEFINITIONS

         Authorized Agent - Agent appointed by Customer to perform corrections and to administer warranties (see Appendix VI to the AGTA for a form acceptable to Boeing).

         Average Direct Hourly Labor Rate - is the average hourly rate (excluding all fringe benefits, premium-time allowances, social charges, business taxes and the like) paid by Customer to its Direct Labor employees.

         Boeing Product - any system, accessory, equipment, part or Aircraft Software that is manufactured or created by Boeing or manufactured or created to Boeing's detailed design with Boeing's authorization.

         Correct - to repair, modify, provide modification kits or replace with a new product.

         Correction - a repair, a modification, a modification kit or a new product.

         Corrected Boeing Product - a Boeing Product which is free of defect as a result of a Correction.

         Direct Labor - Labor spent by direct labor employees to remove, disassemble, modify, repair, inspect and bench test a defective Boeing Product, and to reassemble, final inspection and reinstall a Corrected Boeing Product.

         Direct Materials - Items such as parts, gaskets, grease, sealant and adhesives, installed or consumed in performing a Correction, excluding allowances for administration, overhead, taxes, customs duties and the like.

         Materials - are as defined in Exhibit B to the AGTA.

         Source Control Drawing (SCD) - a Boeing document defining specifications for certain Supplier Products.

         Supplier - the manufacturer of a Supplier Product.

         Supplier Product - any system, accessory, equipment, part or Aircraft Software that is not manufactured to Boeing's detailed design. This includes but is not limited to parts manufactured to a SCD, all standards, and other parts obtained from non-Boeing sources.


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         Warranty Inspections - inspections of Boeing Products performed during the warranty period that are recommended by a service bulletin or service letter.



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                           PRODUCT ASSURANCE DOCUMENT

PART 2:  BOEING WARRANTY

1.       Warranty Applicability.

         This warranty applies to all Boeing Products. Warranties applicable to Supplier Products are in Part 4. Warranties applicable to engines will be provided either by Supplemental Exhibits to individual purchase agreements or pursuant to separate agreement between Customer and the engine manufacturer, but not both.

2.       Warranty.

         2.1 Coverage. Boeing warrants that at the time of Aircraft delivery:

                  (i) the Aircraft will conform to the then current revision of the Detail Specification applicable to the Aircraft delivered, except for portions stated to be estimates, approximations or design objectives;

                  (ii) all Boeing Products in the Aircraft will be free from defects in material and workmanship, including process of manufacture;

                  (iii) all Boeing Products in the Aircraft will be free from defects in design, including selection of materials and the process of manufacture, in view of the state of the art at the time of design, and

                  (iv) the workmanship utilized to install Supplier Products, engines and BFE will be free from defects.

         2.2 Exceptions. The following conditions do not constitute a defect under this warranty:

                   (i) conditions resulting from normal and reasonable wear and tear in Customer's operations;

                  (ii) conditions resulting from Customer's misuse, abuse or neglect; and

                  (iii) conditions resulting from failure to properly service and maintain the Aircraft.

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3.       Warranty Periods.

         3.1 Warranty. The warranty period begins on the date of Aircraft delivery and ends: (i) after 48 months for Boeing aircraft models 777-200, -300 or 737-600, -700, -800, or new aircraft models designed and manufactured with similar, new technology; or, (ii) after 36 months for any other Boeing aircraft model.

*This confidential information has been omitted and filed separately with the Commission.



         3.2 Warranty on Corrected Boeing Products. The warranty period applicable to a Corrected Boeing Product, including the workmanship to Correct and install, resulting from a defect in material or workmanship is the remainder of the warranty period for the defective Boeing Product it replaced. The warranty period for a Corrected Boeing Product resulting from a defect in design is either 24 months for Aircraft with a basic warranty of 48 months, 18 months for Aircraft with a basic warranty of 36 months or the remainder of the initial warranty period, whichever is longer. The above warranty period for Corrected Boeing Products begins on the date of delivery of the Corrected Boeing Product or date of delivery of the kit or kits furnished to Correct the Boeing Product.

         3.3 *This confidential information has been omitted and filed separately with the Commission.




4.       Remedies.

         4.1 Defect Correction. At Customer's option, Boeing will either Correct or reimburse Customer to Correct defects in Boeing Products discovered during the warranty period.

         4.2 Warranty Inspections. In addition to the remedies to Correct defects in Boeing Products, Boeing will reimburse Customer for cost of Direct Labor to perform certain inspections of the Aircraft to determine the existence of a covered defect in a Boeing Product, provided:

                  4.2.1 the inspections for the covered defect are mandated by the FAA or other governmental authority having jurisdiction over the Customer's operation or are recommended by a Boeing service bulletin or service letter issued by Boeing during the warranty period; and


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                  4.2.2 *This confidential information has been omitted and
filed separately with the Commission.





         4.3 Credit Memorandum Reimbursement. Boeing will make all reimbursements by credit memoranda which may be applied toward the purchase of Boeing goods and services.

         4.4 Maximum Reimbursement. Unless previously agreed, the maximum reimbursement for Direct Labor and Direct Materials used to Correct a defective Boeing Product will not exceed 65% of Boeing's then-current sales price for a new replacement Boeing Product. If the estimate to Correct a defective Boeing Product exceeds 65% of the price of a new part, Boeing will either provide a credit to Customer at 65% of the replacement price of a new part or a new replacement part, at Customer's' option.

         4.5      Year 2000 Compliance.

                  4.5.1 Customer has requested certain commitments from Boeing regarding the year 2000 Compliance. Year 2000 Compliance Software is software which will accommodate the change from year 1999 to and beyond year 2000. In response to this request, Boeing warrants to Customer the following:

                  4.5.2 Boeing has designed its software system to preclude any interruption in its operation due to the anomalies resulting from the value for current date.

                  4.5.3 Boeing has designed its software system to produce desired results for all valid date values within the application domain and in combination with other products, prior to, through and beyond the year 2000.

                  4.5.4 Boeing's software systems use of date elements in interfaces will permit specifying the century to eliminate date ambiguity without human intervention, including leap year calculations.

                  4.5.5 Boeing's software systems will, where any date element is represented without a century, provide that the correct century shall be unambiguous for all manipulations involving that element.

                  In the event such software does not meet the requirements in
4.5.2 through 4.5.5 above at the time of Aircraft delivery to Customer, or in the case of software furnished to Customer, pursuant to Exhibit B, Part 3 of the AGTA such


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software, Boeing will, at its election, either modify such software to be Year
2000 Compliant, replace such non-compliant software with software that is Year 2000 Compliant or provide a reasonable workaround to allow continued use of such software until final correction to the software can be accomplished. Customer's remedies under this paragraph are sole and exclusive and are limited to no-charge modification, replacement or workaround of the non-compliant software and will be accomplished either prior to Aircraft delivery or, following Aircraft delivery, as soon as practicable after discovery of noncompliance.

5.       Discovery and Notice.

         5.1 For a claim to be considered for reimbursement:

             (i) the defect must be discovered during the warranty period. For the purposes of this Section 5.1. (i) the warranty period is extended for the periods described in paragraph 3 and Supplemental Exhibits to the Purchase Agreements.

             (ii) Boeing Product Assurance Contracts must receive written notice of the discovery no later than 90 days after expiration of the warranty period.

         5.2 Receipt of Customer's notice of the discovery of a defect secures Customer's rights to remedies under this Exhibit C, whether or not Customer has performed the Correction at the time of the notice.

         5.3 Boeing may release service bulletins or service letters advising Customer of the availability of certain warranty remedies. When such advice is provided, Customer will be deemed to have fulfilled the requirements for discovery of the defect and submittal of notice under this Exhibit C as of the date specified in the service bulletin or service letter.


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6.       Filing a Claim.

         6.1 Authority to File. Claims may be filed by Customer or the Authorized Agent that Customer appoints to act on Customer's behalf. Such appointment will only be effective upon Boeing's receipt of the Authorized Agent's express written agreement, in a form satisfactory to Boeing, to be bound by and to comply with all applicable terms and conditions of this Aircraft General Terms Agreement.

         6.2      Claim Information.

                  6.2.1 Claims filed under this Exhibit C shall contain the following information:

                        (i)      identity of claimant;

                        (ii) serial or block number of the Aircraft on which the defective Boeing Product was delivered;

                        (iii)    part number of defective Boeing Product;

                        (iv) purchase order number and date of delivery of a spare part

                        (v)      description and substantiation of defect;
                                 and

                        (vi)     date the defect was discovered.

                        (vii)    date the Correction was completed.

                  6.2.2 Boeing may request additional information from Customer based on the nature of the defect and the remedies requested and Customer shall reasonably cooperate to comply with such request.

         6.3      Boeing Claim Processing.

                  6.3.1 All claims must be signed and submitted in writing directly by Customer or its Authorized Agent to Boeing Product Assurance Contracts.

                  6.3.2 Boeing will promptly review the claim and will give notification of claim approval or rejection. If the claim is rejected, Boeing will provide a written explanation, including the basis for such rejection.

                  6.3.3 If Boeing implements a change in its database which includes the ability for electronic filing of warranty claims and Customer does not


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have the software required to submit claims electronically, Boeing will provide the software at no charge to Customer.

                  6.3.4 *This confidential information has been omitted and filed separately with the Commission.









7.       Limited Warranty for Certain Materials.

         7.1 Boeing warrants that, at the time of delivery, all Materials created by Boeing will be free from errors and defects in media. In the case where such Materials are provided by on-line electronic access, media is the digital format transmitted from Boeing.

         7.2 Warranty Periods and Claims. The warranty period with respect to an error or a defect in any Materials created by Boeing begins at delivery of the Materials in which the error or defect is discovered and ends 36 or 48 months after delivery of the Materials, based on the warranty periods, by aircraft model, in Para. 3.1 of this Exhibit C.
                  The claimed error or defect must become apparent to Customer within the applicable warranty period, and the Boeing Product Assurance Regional Manager must receive written notice of such error or defect at the earliest practicable time after the error or defect becomes apparent to Customer, but in no event later than 90 days after expiration of the applicable warranty period.

         7.3 Remedy. Customer's remedy for an error or a defect in media is replacement of the erroneous or defective Materials created by Boeing with Materials free from such error or defect.

8.       Corrections Performed by Customer.

         8.1 Facilities Requirements. Customer may at its option Correct defective Boeing Products at its facilities or may subcontract Corrections to a third party contractor or an Authorized Agent.


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         8.2 Technical Requirements. All Corrections done by Customer, a third party contractor or Customer's Authorized Agent must be performed in accordance with Boeing's applicable service manuals, bulletins or other written instructions, using parts and materials furnished or approved by Boeing.

         8.3      Reimbursement.

                  8.3.1 Boeing will reimburse for costs of Direct Materials and Direct Labor (excluding time expended for normal overhaul) at Customer's Warranty Labor Rate to Correct a defective Boeing Product or Corrected Boeing Product. Claims for reimbursement will contain a report of Customer's Direct Labor hours expended and Direct Materials consumed to Correct the defective Boeing Product. Boeing may request that Customer, the third party contractor, or Customer's Authorized Agent produce invoices for Direct Materials.

                  8.3.2 *This confidential information has been omitted and filed separately with the Commission.








                  8.3.3 Boeing will reimburse Customer for freight charges associated with Corrections performed by a third party contractor or Customer's Authorized Agent.

                  8.3.4 Boeing will provide Customer reimbursement for MRO material at the percentage of labor expenditures Customer is actually experiencing. Following analysis of data from Customer which establishes the actual percentage, Boeing will set the percentage at the level supported by the data.

         8.4      Disposition of Defective Boeing Products  Beyond Economical
Repair.

                  8.4.1 Defective Boeing Products or Corrected Boeing Products that are found to be beyond economical repair will be retained for a period of 60 days from the date Boeing receives Customer's claim. Boeing may request return of such Boeing Products or corrected Boeing Products during the 60 day period for inspection and confirmation of a defect.

                  8.4.2 A defective Boeing Product or Corrected Boeing Product with a Boeing Spare Parts Price Catalog value of U.S. $2,000.00 or less may be


                                     C-2-7

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




scrapped without notification to Boeing. If such Product has a value greater than U.S. $2,000.00, Customer must obtain confirmation of unrepairability by Boeing's on-site Customer Services Representative prior to scrapping. Confirmation may be in the form of the Representative's signature on Customer's claim or through direct communication between the Representative and Boeing Product Assurance Contracts. *This confidential information has been omitted and filed separately with the Commission.

         8.5 Warranty Labor Rate. If Customer or its Authorized Agent Corrects a defective Boeing Product, reimbursement to Customer for Direct Labor Hours will be provided at Customer's established Warranty Labor Rate. Customer's established Warranty Labor Rate will be the greater of the standard labor rate or 150% of Customer's Average Direct Hourly Rate. The standard labor rate paid by Boeing to its customers is established and published annually. Prior to or concurrently with submittal of Customer's first claim for Direct Labor reimbursement, Customer will notify Boeing of Customer's then-current average direct hourly labor rate, and thereafter notify Boeing of any material change in such rate. Boeing will require information from Customer to substantiate such rates.

9.       Corrections Performed by Boeing.

         9.1 Freight Charges. Customer will pay shipping charges to return a defective Boeing Product or defective Corrected Boeing Product to Boeing. Boeing will reimburse Customer for the charge for any item determined to be defective under this Aircraft General Terms Agreement. Boeing will pay shipping charges to return the Corrected Boeing Product.

         9.2 Customer Instructions. The documentation shipped with the returned defective Boeing Product or defective Corrected Boeing Product shall include specific technical instructions for work to be performed on the Boeing Product.

         9.3 Correction Time Objectives.

             9.3.1 Boeing's will make Corrections to defective Boeing Products or defective Corrected Boeing Products within 10 working days for avionics and electronic Boeing Products, 30 working days for Corrections of other Boeing Products performed at Boeing's facilities, and 40 working days for Corrections of other Boeing Products performed at a Boeing subcontractor's facilities ("Turn Time"). The Turn Time is measured from the date Boeing receives the defective Boeing Product and a valid claim to the date Boeing ships the Corrected Boeing product to Customer.


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                  9.3.2 If Customer has a critical parts shortage because Boeing has exceeded a Turn Time and Customer has procured spare Boeing Products for the defective Boeing Product in quantities based on Customer's operating experience, then Boeing will either expedite performance of the Correction or provide a substitute Boeing Product on a no charge loan or lease basis until the Corrected Boeing Product is returned.

         9.4 *This confidential information has been omitted and filed separately with the Commission.

















         9.5 *This confidential information has been omitted and filed separately with the Commission.


                                     C-2-9

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                           *This confidential information
                           has been omitted and filed
                           separately with the Commission.


         9.6 *This confidential information has been omitted and filed separately with the Commission.






10.      Returning an Aircraft.

         10.1 Conditions. An Aircraft may be returned to Boeing's facilities for Correction only if:

                  (i)      Boeing and Customer agree a defect exists;

                  (ii) Customer lacks access to adequate facilities, equipment or qualified personnel to perform the
                           Correction; and

                  (iii) it is not practical, in Boeing's estimation, to dispatch Boeing personnel to perform the Correction at a remote site.

         10.2 Correction Costs. Boeing will perform the Correction at no charge to Customer. Subject to the conditions of Article 10.1, Boeing will reimburse Customer for the costs of fuel, oil and landing fees incurred in ferrying the Aircraft to Boeing and back to Customer's facilities. Customer will minimize the length of both flights.

         10.3 Separate Agreement. Boeing and Customer will enter into a separate agreement covering return of the Aircraft and performance of the Correction. Boeing must obtain Customer's prior authorization for Boeing to perform additional work that is not part of the Correction.. Such additional work shall be performed in accordance with the terms and conditions of Customer's Customer Services General Terms Agreement.

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11.      Insurance.

         The provisions of Article 8.2 "Insurance", of the AGTA, will apply to any work performed by Boeing in accordance with Customer's specific technical instructions, to the extent any legal liability of Boeing is based upon the content of such instructions.

12.      Disclaimer and Release; Exclusion of Liabilities.

         12.1 DISCLAIMER AND RELEASE. THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND THE REMEDIES OF CUSTOMER IN THIS EXHIBIT C OR OTHERWISE PROVIDED IN THIS AGTA, THE PURCHASE AGREEMENTS AND LETTER AGREEMENTS ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND CUSTOMER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF CUSTOMER AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, BOEING PRODUCT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THIS AGTA AND THE APPLICABLE PURCHASE AGREEMENT, INCLUDING, BUT NOT LIMITED TO:

                  (A)      ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

                  (B) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

                  (C) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING; AND

                  (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT.

         12.2 EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES. BOEING WILL HAVE NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING, OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY


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NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, BOEING PRODUCT, MATERIALS, TRAINING,
SERVICES OR OTHER THING PROVIDED UNDER THIS AGTA AND THE APPLICABLE PURCHASE AGREEMENT.

         12.3 Definitions. For the purpose of this Article, "BOEING" or "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their respective directors, officers, employees and agents.



                                     C-2-12

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



                           PRODUCT ASSURANCE DOCUMENT

PART 3:  BOEING SERVICE LIFE POLICY

1.       Definitions.

         SLP Component - any of the primary structural elements (excluding industry standard parts, such as Military Standard ("MS") and National Aerospace Standard ("NAS") of the landing gear, wing, fuselage, vertical or horizontal stabilizer listed in the applicable Purchase Agreement for a specific model of aircraft that is installed in the Aircraft at time of delivery or is purchased from Boeing by Customer as a spare part. The detailed SLP Component listing will be in Supplemental Exhibit SLP1 to each Purchase Agreement.

2.       Service Life Policy.

         2.1 SLP Commitment. If a failure or defect is discovered in a SLP Component within the time periods specified in Article 2.2 below, Boeing will, at a price calculated pursuant to Article 3 below, Correct the SLP Component.

         2.2      SLP Policy Periods.

                  2.2.1 The policy period for SLP Components initially installed on an Aircraft is 12 years after the date of delivery of the Aircraft.

                  2.2.2 The policy period for SLP Components purchased from Boeing by Customer as spare parts is 12.5 years from delivery of such SLP Component.

3.       Price.

         The price that Customer will pay for the Correction of a defective or failed SLP Component will be calculated pursuant to the following formula:

                  P =      CT
                           ---
                           144

         where:

                  P =      price to Customer

                                     C-3-1

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                  C   = SLP Component Boeing Spare Parts Price Catalog sales
                      price at time of Correction (less any applicable discounts then available to Customer. If any such discount is applied to the invoiced price, this formula will include the discounted price in lieu of the Spare Parts Catalog price.)

                  T = total age in months of the defective or failed SLP Component from the date of delivery to Customer to the date of discovery of such condition.

4.       Conditions.

         Boeing's obligations under this Policy are conditioned upon the following:

         4.1 Customer must notify Boeing in writing of the defect or failure within three months after it becomes apparent.

         4.2 Customer shall provide reasonable evidence that the claimed defect or failure is covered by this Policy The following conditions do not constitute a defect under this Policy:

             (i) conditions resulting from normal and reasonable wear and tear in Customer's operations;
             ii) conditions resulting from Customer's misuse, abuse or neglect; and
             (iii) conditions resulting from failure to properly service and maintain the Aircraft.

         4.3 If return of a defective or failed SLP Component is practicable and requested by Boeing, Customer will return such SLP Component to Boeing at Boeing's expense.

         4.4 Customer's rights and remedies under this Policy are limited to the receipt of a Correction at prices calculated pursuant to Article 3 above.

5.       Disclaimer and Release; Exclusion of Liabilities.

         This Part 3 and the rights and remedies of Customer and the obligations of Boeing are subject to the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions of Article 12 of Part 2 of this Exhibit C.

                                     C-3-2


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




                           PRODUCT ASSURANCE DOCUMENT

PART 4:  SUPPLIER WARRANTY COMMITMENT

1.       Supplier Warranties and Supplier Patent Indemnities.

         Boeing will use diligent efforts to obtain warranties and indemnities against patent infringement enforceable by Customer from Suppliers of Supplier Products (except for engines) installed on the Aircraft at the time of delivery that were selected and purchased by Boeing, but not manufactured to Boeing's detailed design. Boeing will furnish copies of the warranties and patent indemnities to Customer in Boeing Document D6-56115, Product Support and Product Assurance Supplier Defined Equipment Information, not less than three (3) months prior to the scheduled delivery month of the first Aircraft under each Purchase Agreement covered by this AGTA.

2.       Boeing Assistance in Administration of Supplier Warranties.

         Customer will be responsible for submitting warranty claims directly to Suppliers; however, if Customer experiences problems enforcing any Supplier warranty obtained by Boeing for Customer, Boeing will conduct an investigation of the problem and assist Customer in the resolution of those claims.

3.       Boeing Support in Event of Supplier Default.

         3.1 If the Supplier defaults in the performance of a material obligation under its warranty, and Customer provides evidence to Boeing that a default has occurred, then Boeing will furnish the equivalent warranty terms as provided by the defaulting Supplier.

         3.2 At Boeing's request, Customer will assign to Boeing, and Boeing will be subrogated to, its rights against the Supplier provided by the Supplier warranty.



                                     C-4-1

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




                           PRODUCT ASSURANCE DOCUMENT

PART 5:  BOEING INTERFACE COMMITMENT

1.       Interface Problems.

         An Interface Problem is defined as a technical problem in the operation of an Aircraft or its systems experienced by Customer, the cause of which is not readily identifiable by Customer but which Customer believes to be attributable to the design characteristics of the Aircraft or its systems. In the event Customer experiences an Interface Problem, Boeing will, in consultation with the Customer, and without charge to Customer, promptly conduct an investigation and analysis to determine the cause or causes of the Interface Problem. Boeing will promptly advise Customer at the conclusion of its investigation of Boeing's opinion as to the causes of the Interface Problem and Boeing's recommendation as to corrective action.

2.       Boeing Responsibility.

         If Boeing determines that the Interface Problem is primarily attributable to the design of any Boeing Product, Boeing will Correct the design to the extent of any then-existing obligations of Boeing under the provisions of the applicable Boeing Warranty or Boeing Service Life Policy.

3.       Supplier Responsibility.

         If Boeing determines that the Interface Problem is primarily attributable to the design of a Supplier Product, Boeing will assist Customer in processing a warranty claim against the Supplier.

4.       Joint Responsibility.

         If Boeing determines that the Interface Problem is partially attributable to the design of a Boeing Product and partially to the design of a Supplier Product, Boeing will seek a solution to the Interface Problem through the cooperative efforts of Boeing and the Supplier and will promptly advise Customer of the resulting corrective actions and recommendations.

5.       General.

         So long as the Interface problem is corrected to Customer's satisfaction or Customer is otherwise satisfied with the remedial action proposed by Boeing to correct the Interface Problem, Customer will, if requested by Boeing, assign to Boeing any of its rights against any supplier as Boeing may require to fulfill its obligations hereunder.


                                     C-5-1

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6.       Disclaimer and Release; Exclusion of Liabilities.

         This Part 5 and the rights and remedies of Customer and the obligations of Boeing herein are subject to the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions of Article 12 of Part 2 of this Exhibit C.



                                     C-5-2

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





                           PRODUCT ASSURANCE DOCUMENT

PART 6:         BOEING INDEMNITIES AGAINST PATENT, COPYRIGHT AND
                           TRADE SECRET INFRINGEMENT

1.       Indemnity Against Patent Infringement.

         Boeing will defend and indemnify Customer with respect to all claims, suits and liabilities arising out of any actual or alleged patent infringement through Customer's use, lease or resale of any Aircraft or any Boeing Product installed on an Aircraft at delivery.

2.       Indemnity Against Copyright Infringement.

         Boeing will defend and indemnify Customer with respect to all claims, suits and liabilities arising out of any actual or alleged copyright infringement through Customer's use, lease or resale of any Boeing created Aircraft Software installed on an Aircraft at delivery.

3.       Indemnity Against Trade Secret Infringement

         Boeing will defend and indemnify Customer with respect to all claims, suits and liabilities arising out of any actual or alleged trade secret infringement by Boeing which interferes with Customer's use, lease or resale of any Aircraft or any Boeing Product installed on an Aircraft at delivery.

4.       Exceptions, Limitations and Conditions.

         4.1 Boeing's obligation to indemnify Customer for copyright infringement is limited to infringements in countries which, at the time of the infringement, are members of The Berne Union and recognize computer software as a "work" under The Berne Convention.

         4.2 The indemnities provided under this Part 6 will not apply to any
(i) BFE, (ii) engines, (iii) Supplier Product (iv) Boeing Product used other than for its intended purpose, or (v) Aircraft Software not created by Boeing.

         4.3 Boeing's obligation to indemnify Customer for trade secret infringement is limited to infringement arising out of wrongful use or disclosure of trade secrets by Boeing without any knowledge or involvement on the part of Customer.

         4.4 Customer must deliver written notice to Boeing (i) within 10 days after Customer first receives notice of any suit or other formal action against Customer and (ii) within 30 days after Customer first receives any other allegation or written claim of infringement covered by this Part 6.


                                     C-6-1


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



         4.5 At any time, but without cost or prejudice to Customer, Boeing will have the right at its option and expense to: (i) negotiate with any party claiming infringement, (ii) assume or control the defense of any infringement allegation, claim, suit or formal action, (iii) intervene in any infringement suit or formal action, and/or (iv) attempt to resolve any claim of infringement by replacing an allegedly infringing Boeing Product or Aircraft Software with a noninfringing equivalent.

         4.6 Customer will furnish to Boeing all information, records and assistance within Customer's possession or control which Boeing reasonably considers relevant or material to any alleged infringement covered by this Part 6.

         4.7 Except as required by a final judgment entered against Customer by a court of competent jurisdiction from which no appeals can be or have been filed, either Boeing or Customer will obtain the other's written approval prior to paying, committing to pay, assuming any obligation or making any material concession relative to any infringement covered by these indemnities.

         4.8 *This confidential information has been omitted and filed separately with the Commission.






         4.9 BOEING WILL HAVE NO OBLIGATION OR LIABILITY UNDER THIS PART 6 FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES. THE OBLIGATIONS OF BOEING AND REMEDIES OF CUSTOMER IN THIS PART 6 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND CUSTOMER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF CUSTOMER AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT, COPYRIGHT, TRADE SECRET OR OTHER INTELLECTUAL PROPERTY INFRINGEMENT OR THE LIKE BY ANY AIRCRAFT, BOEING PRODUCT, AIRCRAFT SOFTWARE, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THIS AGTA AND THE APPLICABLE PURCHASE AGREEMENT.

         4.10 For the purposes of this Part 6, "BOEING or Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.


                                     C-6-2

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



                                    EXHIBIT D

                                       TO

                        AIRCRAFT GENERAL TERMS AGREEMENT

                                    AGTA-DAL

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                              DELTA AIR LINES, INC.



                              ESCALATION ADJUSTMENT


                         AIRFRAME AND OPTIONAL FEATURES


                (FOR MODEL 737-600, 737-700 AND 737-800, AIRFRAME
                        PRICE INCLUDES THE ENGINE PRICE)


                                       D
                                       i

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



                            ESCALATION ADJUSTMENT


1.           Formula.

             Airframe and Optional Features price adjustments (Airframe Price Adjustment); are used to allow prices to be stated in current year dollars at the signing of the applicable purchase agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of aircraft delivery in accordance with the following formula:

             P(a) = (P)(L + M - 1)

             Where:

                      P(a) = Airframe Price Adjustment. (For Model 737-600, 737-700 and 737-800, the Airframe Price includes the Engine Price.)

                      L =    .65 x  ECI
                                    ---
                                    base year index (as set forth in Table 1 of
                                     the applicable purchase agreement)

                      M =    .35 x  ICI
                                    ---
                                    base year index (as set forth in Table 1 of
                                     the applicable purchase agreement)

                      P = Airframe Price plus Optional Features Price (as set forth in the applicable purchase agreement).

                      ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics "Employment Cost Index for workers in aerospace manufacturing" (ECI code 3721), calculated by establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the fifth, sixth and seventh months prior to the month of scheduled delivery of the applicable aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the month of March will be used for the months of January and February; the value for June used for April and May; the value for September used for July and August; and the value for December used for October and November.

                      ICI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics "Producer Prices and Price Index - Industrial Commodities Index", calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the


                                      D-1

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



                      nearest tenth) using the values for the 5th, 6th and 7th months prior to the month of scheduled delivery of the applicable aircraft.

                      As an example, for an aircraft scheduled to be delivered in the month of January, the months June, July and August of the preceding year will be utilized in determining the value of ECI and ICI.

Note:        i.       In determining the values of L and M, all  calculations
             and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

             ii. .65 is the numeric ratio attributed to labor in the Airframe Price Adjustment formula.

             iii. .35 is the numeric ratio attributed to materials in the Airframe Price Adjustment formula.

             iv. The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics (base year June 1989 = 100). The applicable base year and corresponding denominator will be provided by Boeing in the applicable purchase agreement.

2.           Values to be Utilized in the Event of Unavailability.

             2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within 24 months after delivery of the aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the aircraft from that determined at the time of delivery of the aircraft.

             2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and ICI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

             2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Purchase Price of any affected aircraft to reflect an allowance for increases or decreases in labor compensation


                                      D-2


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




and material costs occurring since February, 1995, which is consistent with the applicable provisions of paragraph 1 of this Exhibit D.

Note: i. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to the scheduled delivery month of an aircraft will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the aircraft invoice at the time of delivery. The values will be considered final and no Aircraft Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values.

             ii. The maximum number of digits utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to 5 or greater.

AGTA-DAL

                                   EXHIBIT E

                                       TO

                        AIRCRAFT GENERAL TERMS AGREEMENT

                                    AGTA-DAL

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                              DELTA AIR LINES, INC.





               AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES


                                       i

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




              AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES



This Exhibit E documents the delivery activities and documentation required to facilitate delivery of the aircraft covered under this AGTA.

             1.          Government Documentation Requirements.

                         1.1         Airworthiness and Registration Documents.

                                     On or about 6 months prior to delivery of
each Aircraft, Customer will notify Boeing of the registration number assigned to the Aircraft. In addition, and on or about 3 months prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

                         1.2         Certificate of Sanitary Construction.

                                     Prior to delivery of each Aircraft, Boeing
will obtain from the United States Public Health Service and provide to Customer at delivery, a United States Certificate of Sanitary Construction for the aircraft to be delivered.

             2.          Insurance Certificate.

                Unless provided earlier, Customer will provide to Boeing on or about 30 days prior to delivery of the Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of
Article 11 of the AGTA.

             3.          Notice of Flyaway.

                         On or about 20 days prior to delivery of the Aircraft,
Customer will provide to Boeing a letter stating the requested ferry flight information:

                         (i)         the name of the company which is to furnish
fuel for the ferry flight and any scheduled post-delivery flight training, if required, the method of payment for such fuel, and the fuel load for the ferry flight.

                         (ii)        the cargo to be loaded prior to flyaway and
where it is to be stowed on board the Aircraft.


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




                         (iii)       any BFE equipment to be removed prior to
flyaway and returned to Boeing BFE stores for installation on Customer's subsequent Aircraft.

                         (iv)        a preliminary list of names and citizenship
of each crew member and passenger who will be aboard the Aircraft during the ferry flight; and

                         (v)         a complete ferry flight itinerary.

             4.          Delivery Actions by Boeing.

In addition to Boeing's obligation contained in Article 6 of the AGTA, Boeing shall also do the following:

                         4.1         Schedule of Inspections.  All FAA, Boeing,
Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.

                         4.2         Schedule of Demonstration Flights.  All FAA
and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft and shall be performed in accordance with the provisions of Article 5.3 of the AGTA.

                         4.3         Schedule for Customer's Flight Crew.
Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

                         4.4         Fuel Provided by Boeing.  Boeing will
provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

                   AIRCRAFT MODEL                                         FUEL PROVIDED
                   --------------                                         -------------
                         737                                                  1,000
                         747                                                  4,000
                         757                                                  1,600
                         767                                                  2,000
                         777                                                  3,000

                         4.5         Flight Crew and Passenger Consumables.
Boeing will provide food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.



                                      E-2

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





                         4.6         Delivery Papers, Documents and Data.
Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing sales subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing's sales subsidiary to Customer.

                         4.7         Delegation of Authority.  If specifically
requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing's Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

             5.          Delivery Actions by Customer.

                         5.1         Aircraft Radio Station License.  At
delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

                         5.2.        Aircraft Flight Log.  At delivery Customer
will provide the Aircraft Flight Log for the Aircraft.

                         5.3         Delegation of Authority. If requested in
advance by Boeing, Customer will present to Boeing at delivery of the Aircraft, a copy of Customer's Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.


                                      E-3


AGTA-DAL

                                    EXHIBIT F

                                       TO

                        AIRCRAFT GENERAL TERMS AGREEMENT

                                    AGTA-DAL

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                              DELTA AIR LINES, INC.



                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.


                                       F
                                       i


AGTA-DAL

                         *This confidential information
                           has been omitted and filed
                        separately with the Commission.



                                      F-1


AGTA-DAL

                         *This confidential information
                           has been omitted and filed
                        separately with the Commission.


                                      F-2


AGTA-DAL

                                     SAMPLE
                              INSURANCE CERTIFICATE


[ date ]

Certificate of Insurance

ISSUED TO:     The Boeing Company
               Post Office Box 3707
               Mail Stop 13-57
               Seattle, Washington 98124
               Attn:  Manager - Aviation Insurance for
                      Vice President - Employee Benefits,
                      Insurance and Taxes

CC:            Boeing Commercial Airplane Group
               P.O. Box 3707
               Mail Stop 75-38
               Seattle, Washington 98124-2207
               U.S.A.
               Attn:  Vice President - Contracts

NAMED INSURED: DELTA AIR LINES INC.


We hereby certify that in our capacity as Brokers to the Named Insured, the following described insurance is in force on this date:


INSURER                             POLICY NO.                         PARTICIPATION
-------                             ----------                         -------------



POLICY PERIOD:  From [date and time of inception of the Policy(ies)] to
                [date and time of expiration].

GEOGRAPHICAL LIMITS:            Worldwide

                                     App. 1
                                       1


AGTA-DAL

                                     SAMPLE
                              INSURANCE CERTIFICATE


AIRCRAFT INSURED: All Boeing manufactured aircraft owned or operated by the Named Insured which are the subject of the following purchase agreement(s), entered into between The Boeing Company and _________________ (hereinafter "Aircraft"):

                     Purchase Agreement No. ____ dated ______
                     Purchase Agreement No. ____ dated ______

COVERAGES:

1. AIRCRAFT "ALL RISKS" HULL (GROUND AND FLIGHT)
2. AIRCRAFT HULL WAR AND ALLIED PERILS (AS PER LSW 555, OR ITS SUCCESSOR
   WORDING)
3. AIRLINE LIABILITY

Including, but not limited to, Bodily Injury, Property Damage, Aircraft Liability, Passenger Legal Liability, Premises/Operations Liability, Completed Operations/Products Liability, Baggage Legal Liability (checked and unchecked), Cargo Legal Liability, Contractual Liability and Personal Injury.


LIMITS OF LIABILITY:

To the fullest extent of the Policy limits that the Named Insured carries from the time of delivery of the first Aircraft under the first Purchase Agreement listed under "Aircraft Insured" and thereafter at the inception of each policy period, but in any event no less than the following:

Combined Single Limit Bodily Injury and Property Damage: any one occurrence each Aircraft (with aggregates as applicable).

         (737-500/600)                               *
         (737-300/700)                               *
         (737-400)                                   *
         (737-800)                                   *
         (757-200)                                   *                 *This confidential information
         (757-300)                                   *                 has been omitted and filed
         (767-200)                                   *                 separately with the Commission.
         (767-300)                                   *
         (767-400ER)                                 *
         (777-200/300)                               *
         (747-400)                                   *

(In regard to all other models and/or derivatives, to be specified by Boeing).

                                     App. 1
                                       2

AGTA-DAL

                                     SAMPLE
                             INSURANCE CERTIFICATE



(In regard to Personal Injury coverage, limits are * any one offense/aggregate.)

SPECIAL PROVISIONS APPLICABLE TO BOEING:

It is certified that the lead Insurer is aware of the terms and conditions of the Aircraft General Terms Agreement AGTA/(________) and the following purchase agreements:

PA ______ dated _______ PA ______ dated _______ PA ______ dated _______

Each Aircraft manufactured by Boeing which is delivered to the Insured pursuant to the applicable purchase agreement during the period of effectivity of the policies represented by this Certificate will be covered to the extent specified herein.

Insurers have agreed to the following:

         A. In regard to Aircraft "all risks" Hull Insurance, Insurers have agreed to waive all rights of subrogation or recourse against Boeing to the extent Delta has waived its rights in the Aircraft General Terms Agreement AGTA/(_____) which was incorporated by reference into the applicable purchase agreement.

         B.  In regard to Airline Liability Insurance, Insurers have agreed:

                (1) To include Boeing as an additional insured in accordance with Customer's undertaking in Article 8.2.1 of the AGTA/(____) which was incorporated by reference into the applicable purchase agreement;

                (2) To provide that such insurance will be primary and not contributory or excess with respect to any other insurance available for the protection of Boeing;

                (3) To provide that with respect to the interests of Boeing, such insurance shall not be invalidated or minimized by any action or inaction, omission or misrepresentation by the Insured or any other person or party (other than Boeing) regardless of any breach or violation of any warranty, declaration or condition contained in such policies; and

                (4) To provide that all provisions of the insurance coverages referenced above, except the limits of liability, will operate to give each insured or additional insured the same protection as if there were a separate Policy issued to each.

*This confidential information has been omitted and filed separately with the Commission.

                                     App. 1
                                       3


AGTA-DAL

                                     SAMPLE
                             INSURANCE CERTIFICATE



         C.    In regard to all of the above referenced policies:

                  (1) Boeing will not be responsible for payment, set-off or assessment of any kind or any premiums in connection with the policies, endorsements or coverages described herein;

                  (2) If a policy is canceled for any reason whatsoever, if any substantial change is made in the coverage which affects the interests of Boeing or if a policy is allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective as to Boeing for thirty (30) days after receipt by Boeing of written notice from the Insurers, its authorized representative or Broker of such cancellation, change or lapse; and

                  (3) For the purposes of the Certificate, "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.


SUBJECT TO THE TERMS, CONDITIONS, LIMITATIONS AND EXCLUSIONS OF THE RELATIVE POLICIES.


(signature)

(typed name)

(title)

                                     App. 1
                                       4

AGTA-DAL

                                     SAMPLE
                          PURCHASE AGREEMENT ASSIGNMENT


         THIS PURCHASE AGREEMENT ASSIGNMENT (Assignment) dated as of ________ 19__ between Delta Air Lines Inc., a company organized under the laws of ________________ (Assignor) and ________________________, a company organized under the laws of ________________ (Assignee). Capitalized terms used herein without definition will have the same meaning as in the Boeing Purchase Agreement.

         Assignor and The Boeing Company, a Delaware corporation (Boeing), are parties to the Boeing Purchase Agreement, providing, among other things, for the sale by Boeing to Assignor of certain aircraft, engines and related equipment, including the Aircraft.

         Assignee desires to acquire the Aircraft and certain rights and interests under the Boeing Purchase Agreement and Assignor on the following terms and conditions, desires to assign to Assignee certain of Assignor's rights and interests under the Boeing Purchase Agreement and Assignee desires to accept such assignment.

Assignor and Assignee agree as follows:

         1. In this Assignment, the following terms have the following meanings:

         Aircraft -- one Boeing Model ______ aircraft, bearing manufacturer's serial number _______, together with all engines and parts installed on such aircraft on the Delivery Date.

         Boeing -- Boeing shall include Boeing Sales Corporation (a wholly-owned subsidiary of Boeing), a Guam corporation, and its successors and assigns.

         Boeing Purchase Agreement -- Purchase Agreement No. ________ dated as of ____________ between Boeing and Assignor, as amended, but excluding ______________; providing, among other things, for the sale by Boeing to Assignor of the Aircraft, as said agreement may be further amended to the extent permitted by its terms. The Purchase Agreement incorporated by reference Aircraft General Terms Agreement AGTA/____ (AGTA).

         Delivery Date -- the date on which the Aircraft is delivered by Boeing to Assignee pursuant to and subject to the terms and conditions of the Boeing Purchase Agreement and this Assignment.

         2. Assignor does hereby assign to Assignee all of its rights and interests in and to the Boeing Purchase Agreement, as and to the extent that the same relate to the Aircraft and the purchase and operation thereof (except as and to the extent expressly reserved below), including, without limitation: [TO BE COMPLETED BY THE PARTIES.]

                                     App. 2
                                       1

AGTA-DAL

                                     SAMPLE
                          PURCHASE AGREEMENT ASSIGNMENT


         {EXAMPLES

         (a) the right upon valid tender to purchase the Aircraft pursuant to the Boeing Purchase Agreement subject to the terms and conditions thereof, the right to take title to the Aircraft and the right to be named the "Buyer" in the bill of sale for the Aircraft;

         (b)      the right to accept delivery of the Aircraft;

         (c) all claims for damages arising as a result of any default under the Boeing Purchase Agreement in respect of the Aircraft;

         (d) all warranty and indemnity provisions contained in the Boeing Purchase Agreement, and all claims arising thereunder, in respect of the Aircraft; and

         (e) any and all rights of Assignor to compel performance of the terms of the Boeing Purchase Agreement in respect of the Aircraft.}

However, Assignor exclusively reserves:

         {EXAMPLES

         (i) all Assignor's rights and interests in and to the Boeing Purchase Agreement as and to the extent the same relates to aircraft other than the Aircraft, or to any other matters not directly pertaining to the Aircraft;

         (ii) all Assignor's rights and interests in or arising out of any advance or other payments or deposits made by Assignor in respect of the Aircraft under the Boeing Purchase Agreement and any amounts credited or to be credited or paid or to be paid by Boeing in respect of the Aircraft;

         (iii) the right to obtain services, training, information and demonstration and test flights pursuant to the Boeing Purchase Agreement; and

         (iv) the right to maintain plant representatives at Boeing's plant pursuant to the Boeing Purchase Agreement.}

Assignee hereby accepts such assignment.

         3. Notwithstanding the foregoing, so long as no event of default or termination under [specify document] has occurred and is continuing, Assignee hereby authorizes Assignor, to the exclusion of Assignee, to exercise in Assignor's name all rights and powers of Customer under the Boeing Purchase Agreement in respect of the Aircraft.


                                     App. 2
                                       2

AGTA-DAL

                                     SAMPLE
                          PURCHASE AGREEMENT ASSIGNMENT


         4. For all purposes of this Assignment, Boeing will not be deemed to have knowledge of or need to recognize the occurrence, continuance or discontinuance of any event of default or termination under [specify document] unless and until Boeing receives from Assignee written notice thereof, addressed to its Vice President - Contracts, Boeing Commercial Airplane Group at P.O. Box 3707, Seattle, Washington 98124, if by mail, or to 32-9430 Answerback BOEINGREN RNTN, if by telex. Until such notice has been given, Boeing will be entitled to deal solely and exclusively with Assignor. Thereafter, until Assignee has provided Boeing written notice that any such events no longer continue, Boeing will be entitled to deal solely and exclusively with Assignee. Boeing may conclusively rely on any such notice.

         5. Notwithstanding anything herein contained to the contrary, it is expressly agreed that: (a) prior to the Delivery Date Assignor will perform its obligations with respect to the Aircraft to be performed by it on or before such delivery, (b) Assignor will at all times remain liable to Boeing under the Boeing Purchase Agreement to perform all obligations of Customer thereunder to the same extent as if this Assignment had not been executed, and (c) the exercise by Assignee of any of the assigned rights will not release Assignor from any of its obligations to Boeing under the Boeing Purchase Agreement, except to the extent that such exercise constitutes performance of such obligations.

         6. Notwithstanding anything herein to the contrary (but without in any way releasing Assignor from any of its obligations under the Boeing Purchase Agreement), Assignee confirms for the benefit of Boeing that, insofar as the provisions of the Boeing Purchase Agreement relate to the Aircraft, in exercising any rights under the Boeing Purchase Agreement, or in making any claim with respect to the Aircraft or other things (including, without limitation, Material, training and services) delivered or to be delivered pursuant to the Boeing Purchase Agreement, the terms and conditions of the Boeing Purchase Agreement, including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 12 of Part 2 of Exhibit C to the Aircraft General Terms Agreement which were incorporated by reference into the Boeing Purchase Agreement and the insurance provisions in
Article 8.2 of the Aircraft General Terms Agreement which were incorporated by reference into the Boeing Purchase Agreement, will apply to and be binding on Assignee to the same extent as if Assignee had been the original "Customer" thereunder. Assignee further agrees, expressly for the benefit of Boeing, upon written request of Boeing, promptly to execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Assignee's agreements in this paragraph.

         7. Nothing contained herein will subject Boeing to any liability to which it would not otherwise be subject under the Boeing Purchase Agreement, modify in any respect the contract rights of Boeing thereunder or require Boeing to divest itself of title to or possession of the Aircraft or other things until delivery thereof and payment therefor as provided therein.


                                     App. 2
                                       3

AGTA-DAL

                                     SAMPLE
                          PURCHASE AGREEMENT ASSIGNMENT


         8. Notwithstanding anything herein to the contrary, after receipt of notice of any event of default or termination under [specify document], Boeing will continue to owe Assignor moneys in payment of claims made or obligations arising before such notice, which moneys may be subject to rights of set-off available to Boeing under applicable law. Similarly, after receipt of notice that such event of default or termination no longer continues, Boeing will continue to owe Assignee moneys in payment of claims made or obligations arising before such notice, which moneys may be subject to rights of set-off available to Boeing under applicable law.

         9. Effective at any time after an event of default has occurred, and for so long as such event of default is continuing, Assignor does hereby constitute Assignee as Assignor's true and lawful attorney, irrevocably, with full power (in the name of Assignor or otherwise) to ask, require, demand, receive and give acquittance for any and all moneys and claims for moneys due and to become due under or arising out of the Boeing Purchase Agreement in respect of the Aircraft, to the extent assigned by this Assignment.

         10. Assignee agrees expressly for the benefit of Boeing and Assignor that it will not disclose, directly or indirectly, any terms of the Boeing Purchase Agreement; provided, that Assignee may disclose any such information
(a) to its special counsel and public accountants, (b) as required by applicable law to be disclosed or to the extent that Assignee may have received a subpoena or other written demand under color of legal right for such information, but it will first, as soon as practicable upon receipt of such requirement or demand, furnish an explanation of the basis thereof to Boeing, and will afford Boeing reasonable opportunity to obtain a protective order or other reasonably satisfactory assurance of confidential treatment for the information required to be disclosed, and (c) to any bona fide potential purchaser or lessee of the Aircraft. Any disclosure pursuant to (a) and (c) above will be subject to execution of a confidentiality agreement substantially similar to this paragraph 10.

         11. This Assignment may be executed by the parties in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

                                     App. 2
                                       4


AGTA-DAL

                                     SAMPLE
                         PURCHASE AGREEMENT ASSIGNMENT




         12. This Assignment will be governed by, and construed in accordance with, the laws of [_________________].



--------------------------                           --------------------------
as Assignor                                          as Assignee




By _______________________                           By _______________________

Name:                                                Name:

Title:                                               Title:

[If the Assignment is further assigned by Assignee in connection with a financing, the following language needs to be included.]

Attest:

The undersigned, as [Indenture Trustee/Agent for the benefit of the Loan Participants/Mortgagee] and as assignee of, and holder of a security interest in, the estate, right and interest of the Assignee in and to the foregoing Purchase Agreement Assignment and the Purchase Agreement pursuant to the terms of a certain [Trust Indenture/Mortgage] dated as of _____________, agrees to the terms of the foregoing Purchase Agreement Assignment and agrees that its rights and remedies under such [Trust Indenture/Mortgage] shall be subject to the terms and conditions of the foregoing Purchase Agreement Assignment, including, without limitation, paragraph 6.

[Name of Entity],
as Indenture Trustee/Agent

By:____________________________

Name:

Title:



                                     App. 2
                                       5

AGTA-DAL

                                     SAMPLE
                          PURCHASE AGREEMENT ASSIGNMENT



CONSENT AND AGREEMENT OF
THE BOEING COMPANY



         THE BOEING COMPANY, a Delaware corporation (Boeing), hereby acknowledges notice of and consents to the foregoing Purchase Agreement Assignment (Assignment). Boeing confirms to Assignee that: all representations, warranties, indemnities and agreements of Boeing under the Boeing Purchase Agreement with respect to the Aircraft will, subject to the terms and conditions thereof and of the Assignment, inure to the benefit of Assignee to the same extent as if Assignee were originally named "Customer" therein.

         This Consent and Agreement will be governed by, and construed in accordance with, the law of the State of Washington, excluding the conflict of laws principles thereof.

Dated as of ____________________, 199___.


THE BOEING COMPANY



By ________________________
Name:
Title:  Attorney-in-Fact



Aircraft Manufacturer's Serial Number(s) ____________


                                     App. 2
                                       6

AGTA-DAL

                                     SAMPLE
                            POST-DELIVERY SALE NOTICE



Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, Washington  98124-2207

Attention:        Vice President - Contracts
                  Mail Stop 75-38

Ladies and Gentlemen:

In connection with the sale by Delta Air Lines Inc. (Seller) to ________________ (Purchaser) of the aircraft identified below, reference is made to Purchase Agreement No. _____ dated as of ___________, 19__, between The Boeing Company (Boeing) and Seller (the Purchase Agreement) under which Seller purchased certain Boeing Model ________ aircraft, including the aircraft bearing Manufacturer's Serial No.(s) ______________________ (the Aircraft). The Purchase Agreement incorporated by reference Aircraft General Terms Agreement AGTA/Delta Air Lines Inc. (AGTA).

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

Seller has sold the Aircraft, including in that sale the transfer to Purchaser of all remaining rights related to the Aircraft under the Purchase Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Purchase Agreement:

(1) Purchaser acknowledges it has reviewed the Purchase Agreement and agrees to be bound by and comply with all applicable terms and conditions of the Purchase Agreement, including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 12 of Part 2 of Exhibit C to the AGTA and the insurance provisions in Article 8.2 of the AGTA. Purchaser further agrees, upon the written request of Boeing, promptly to execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Purchaser's agreements in this paragraph; and

(2) Seller will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Seller to Boeing prior to the effective date of this letter.


                                     App. 3
                                       1

AGTA-DAL

                                     SAMPLE
                           POST-DELIVERY SALE NOTICE




We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter containing its acknowledgment to each of the undersigned.

Very truly yours,

Seller                                       Purchaser

By                                           By
   -------------------------------              --------------------------

Its                                          Its
    ------------------------------               -------------------------

Dated                                        Dated
    ------------------------------               -------------------------


Receipt of the above letter is acknowledged and transfer of rights under the Purchase Agreement with respect to the Aircraft is confirmed, effective as of this date.

THE BOEING COMPANY


By
   -------------------------------

Its
    ------------------------------

Dated
      ----------------------------


Aircraft Manufacturer's Serial Number
                                      -------------------

                                     App. 3
                                       2

AGTA-DAL

                                     SAMPLE
                           POST-DELIVERY LEASE NOTICE


Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, Washington  98124-2207

Attention:        Vice President - Contracts
                  Mail Stop 75-38

Ladies and Gentlemen:

In connection with the lease by Delta Air Lines Inc. (Lessor) to ___________ (Lessee) of the aircraft identified below, reference is made to Purchase Agreement No. ____ dated as of ________, 19__, between The Boeing Company (Boeing) and Lessor (the Purchase Agreement) under which Lessor purchased certain Boeing Model _______ aircraft, including the aircraft bearing Manufacturer's Serial No.(s) ___________________ (the Aircraft). The Purchase Agreement incorporated by reference Aircraft General Terms Agreement AGTA-DAL
(AGTA).

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

Lessor has leased the Aircraft, including in that lease the transfer to Lessee of all remaining possessory rights related to the Aircraft under the Purchase Agreement. To accomplish this transfer of possessory rights, as authorized by the provisions of the Purchase Agreement:

(1) Lessor authorizes Lessee to exercise, to the exclusion of Lessor, all rights and powers of Lessor with respect to the remaining possessory rights related to the Aircraft under the Purchase Agreement. This authorization will continue until Boeing receives written notice from Lessor to the contrary, addressed to Vice President - Contracts, Mail Stop 75-38, Boeing Commercial Airplane Group, P.O. Box 3707, Seattle, Washington 98124-2207. Until Boeing receives such notice, Boeing is entitled to deal exclusively with Lessee with respect to the Aircraft under the Purchase Agreement. With respect to the rights and obligations of Lessor under the Purchase Agreement, all actions taken or agreements entered into by Lessee during the period prior to Boeing's receipt of this notice are final and binding on Lessor. Further, any payments made by Boeing as a result of claims made by Lessee will be made to the credit of Lessee.

(2) Lessee accepts the authorization above, acknowledges it has reviewed the Purchase Agreement and agrees to be bound by and comply with all applicable terms and conditions of the Purchase Agreement including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in
Article 12 of Part 2 of Exhibit C AGTA and the insurance provisions in Article
8.2 of the AGTA. Lessee further agrees, upon the written request of Boeing, promptly to


                                     App. 4
                                       1


AGTA-DAL

                                     SAMPLE
                           POST-DELIVERY LEASE NOTICE



execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Lessee's agreements in this paragraph.

(3) Lessor will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Lessor to Boeing prior to the effective date of this Notice.

We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter containing its acknowledgment to each of the undersigned.

Very truly yours,

Lessor                                       Lessee

By                                           By
   -------------------------------              --------------------------

Its                                          Its
    ------------------------------               -------------------------

Dated                                        Dated
      ----------------------------                  ----------------------


Receipt of the above letter is acknowledged and transfer of rights under the Purchase Agreement with respect to the Aircraft is confirmed, effective as of this date.

THE BOEING COMPANY


By
    ------------------------------

Its
    ------------------------------

Dated
      ----------------------------


Aircraft Manufacturer's Serial Number
                                      -------------

                                     App. 4
                                       2

AGTA-DAL

                                     SAMPLE
                         PURCHASER'S/LESSEE'S AGREEMENT


Boeing Commercial Airplane Group
P. O. Box 3707
Seattle, Washington  98124-2207

Attention         Vice President - Contracts
                  Mail Stop 75-38

Ladies and Gentlemen:

In connection with the sale/lease by Delta Air Lines Inc. (Seller/Lessor) to _______________________ (Purchaser/Lessee) of the aircraft identified below, reference is made to the following documents:

(i) Purchase Agreement No. _____ dated as of ___________, 19__, between The Boeing Company (Boeing) and Seller/Lessor (the Purchase Agreement) under which Seller/Lessor purchased certain Boeing Model ________ aircraft, including the aircraft bearing Manufacturer's Serial No.(s) ______________________ (the Aircraft); and

(ii) Aircraft Sale/Lease Agreement dated as of ___________, 19__, between Seller/Lessor and Purchaser/Lessee (the Aircraft Agreement) under which Seller/Lessor is selling/leasing the Aircraft.

Capitalized terms used herein without definition will have the same meaning as in the Aircraft Agreement.

1. Seller/Lessor has sold/leased the Aircraft under the Aircraft Agreement, including therein a form of exculpatory clause protecting Seller/Lessor from liability for loss of or damage to the aircraft, and/or related incidental or consequential damages, including without limitation loss of use, revenue or profit.

2.       Disclaimer and Release; Exclusion of Liabilities

         2.1 In accordance with Seller/Lessor's obligation under Article 9.5 of AGTA-DAL which was incorporated by reference into the Purchase Agreement, Purchaser/Lessee hereby agrees that:

         2.2 DISCLAIMER AND RELEASE. IN CONSIDERATION OF THE SALE/LEASE OF THE AIRCRAFT, PURCHASER/LESSEE HEREBY WAIVES, RELEASES AND RENOUNCES ALL WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF PURCHASER/LESSEE AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, BOEING PRODUCT, MATERIALS, TRAINING,


                                     App. 5
                                       1


AGTA-DAL

                                     SAMPLE
                         PURCHASER'S/LESSEE'S AGREEMENT




SERVICES OR OTHER THING PROVIDED UNDER THE AIRCRAFT AGREEMENT, INCLUDING, BUT NOT LIMITED TO:

                  (A)      ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

                  (B) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

                  (C) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING; AND

                  (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT.

         2.3 EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES. BOEING WILL HAVE NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING, OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THE AIRCRAFT AGREEMENT.

         2.4 Definitions. For the purpose of this paragraph 2, "BOEING" or "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their respective directors, officers, employees and agents.


Seller/Lessor                            Purchaser/Lessee

By                                       By
   -------------------------------           -----------------------------

Its                                      Its
    ------------------------------           -----------------------------

Dated                                    Dated
      ----------------------------              --------------------------


                                     App. 5
                                       2

AGTA-DAL

                                     SAMPLE
                     OWNER APPOINTMENT OF AGENT - WARRANTIES


Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, Washington  98124-2207

Attention:        Vice President - Contracts
                  Mail Stop 75-38

Ladies and Gentlemen:

1. Reference is made to Purchase Agreement No. ____ dated as of __________, 19__, between The Boeing Company (Boeing) and Delta Air Lines Inc. (Customer) (the Purchase Agreement), under which Customer purchased certain Boeing Model ________ aircraft including the aircraft bearing Manufacturer's Serial No.(s)
_____________ (the Aircraft). The Purchase Agreement incorporated by reference Aircraft General Terms Agreement AGTA-DAL (AGTA).

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

To accomplish the appointment of an agent, Customer confirms:

A. Customer has appointed ____________________ as agent (Agent) to act directly with Boeing with respect to the remaining warranties under the Purchase Agreement and requests Boeing to treat Agent as Customer for the administration of claims with respect to such warranties; provided, however, Customer remains liable to Boeing to perform the obligations of Customer under the Purchase Agreement.

B. Boeing may continue to deal exclusively with Agent concerning the matters described herein unless and until Boeing receives written notice from Customer to the contrary, addressed to Vice President - Contracts, Mail Stop 75-38, Boeing Commercial Airplane Group, P.O. Box 3707, Seattle, Washington 98124-2207, U.S.A. With respect to the rights and obligations of Customer under the Purchase Agreement, all actions taken by Agent or agreements entered into by Agent during the period prior to Boeing's receipt of such notice are final and binding on Customer. Further, any payments made by Boeing as a result of claims made by Agent will be made to the credit of Agent unless otherwise specified when each claim is submitted.

C. Customer will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Customer to Boeing prior to the effective date of this Notice.


                                     App. 6
                                       1

AGTA-DAL

                                     SAMPLE
                     OWNER APPOINTMENT OF AGENT - WARRANTIES


Customer requests that Boeing acknowledge receipt of this letter and confirm the appointment of Agent as stated above by signing the acknowledgment and confirmation and forwarding one copy of this letter to Customer and another copy to Agent.

Very truly yours,

Delta Air Lines Inc.

By
   -------------------------------

Its
    ------------------------------

Dated
      ----------------------------


                                     App. 6
                                       2

AGTA-DAL

                                     SAMPLE
                     OWNER APPOINTMENT OF AGENT - WARRANTIES


AGENT'S AGREEMENT

Agent accepts the appointment as stated above, acknowledges it has reviewed the Purchase Agreement and agrees that, in exercising any rights or making any claims thereunder, Agent will be bound by and comply with all applicable terms and conditions of the Purchase Agreement including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in
Article 12 of Part 2 of Exhibit C to the AGTA. Agent further agrees, upon the written request of Boeing, promptly to execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of the warranties under the Purchase Agreement.

Very truly yours,

Agent


By
   -------------------------------

Its
    ------------------------------

Dated
      ----------------------------

Receipt of the above letter is acknowledged and the appointment of Agent with respect to the above-described rights under the Purchase Agreement is confirmed, effective as of this date.

THE BOEING COMPANY


By
   -------------------------------

Its
    ------------------------------

Dated
      ----------------------------



Aircraft Manufacturer's Serial Number
                                      -------------

                                     App. 6
                                       3

AGTA-DAL

                                     SAMPLE
                      CONTRACTOR CONFIDENTIALITY AGREEMENT



Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, Washington  98124-2207

Attention:        Vice President - Contracts
                  Mail Stop 75-38

Ladies and Gentlemen:

This Agreement is entered into between ____________________ (Contractor) and Delta Air Lines Inc. (Customer) and will be effective as of the date stated below.

In connection with Customer's provision to Contractor of certain Materials, Proprietary Materials and Proprietary Information, reference is made to Purchase Agreement No. _____ dated as of _______ , 19___ between The Boeing Company (Boeing) and Customer.

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

Boeing has agreed to permit Customer to make certain Materials, Proprietary Materials and Proprietary Information relating to Customer's Boeing Model ________ aircraft, Manufacturer's Serial Number ______, Registration No.
________ (the Aircraft) available to Contractor in connection with Customer's contract with Contractor (the Contract) to maintain/repair/modify the Aircraft. As a condition of receiving the Proprietary Materials and Proprietary Information, Contractor agrees as follows:

1.       For purposes of this Agreement:

         "AIRCRAFT SOFTWARE" means software that is installed and used in the operation of an Aircraft.

         "MATERIALS" are defined as any and all items created by Boeing or a Third Party, and provided directly or indirectly from Boeing and serve primarily to contain, convey or embody information. Materials may include either tangible embodiments (for example, documents or drawings), or intangible embodiments (for example, software and other electronic forms) of information but do not include Aircraft Software.

         "PROPRIETARY INFORMATION" means any and all proprietary, confidential and/or trade secret information owned by Boeing or a Third Party which is contained, conveyed or embodied in Proprietary Materials.

         "PROPRIETARY MATERIALS" means Materials that contain, convey or embody Proprietary Information.


                                     App. 7
                                       1

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



                                     SAMPLE
                      CONTRACTOR CONFIDENTIALITY AGREEMENT



         "THIRD PARTY" means anyone other than Boeing, Customer or Contractor.

2. Boeing has authorized Customer to grant to Contractor a worldwide, non-exclusive, personal and nontransferable license to use Proprietary Materials and Proprietary Information owned by Boeing, internally in connection with performance of the Contract or as may otherwise be authorized by Boeing in writing. Contractor will keep confidential and protect from disclosure to any person, entity or government agency, including any person or entity affiliated with Contractor, all Proprietary Materials and Proprietary Information. Individual copies of all Materials are provided to Contractor subject to copyrights therein, and all such copyrights are retained by Boeing or, in some cases, by Third Parties. Contractor is authorized to make copies of Materials (except for Materials bearing the copyright legend of a Third Party); provided, however, Contractor preserves the restrictive legends and proprietary notices on all copies. All copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under this Agreement.

3. Contractor specifically agrees not to use Proprietary Materials or Proprietary Information in connection with the manufacture or sale of any part or design. Unless otherwise agreed with Boeing in writing, Proprietary Materials and Proprietary Information may be used by Contractor only for work on the Aircraft for which such Proprietary Materials have been specified by Boeing. Customer and Contractor recognize and agree that they are responsible for ascertaining and ensuring that all Materials are appropriate for the use to which they are put.

4. Contractor will not attempt to gain access to information by reverse engineering, decompiling or disassembling any portion of any software provided to Contractor pursuant to this Agreement.

5. Upon Boeing's request at any time, Contractor will promptly return to Boeing (or, at Boeing's option, destroy) all Proprietary Materials, together with all copies thereof and will certify to Boeing that all such Proprietary Materials and copies have been so returned (or destroyed).

6. To the extent required by a government regulatory agency having jurisdiction over Contractor, Customer or the Aircraft, Contractor is authorized to provide Proprietary Materials and disclose Proprietary Information to the agency for the agency's use in connection with Contractor's authorized use of such Proprietary Materials and/or Proprietary Information for Contractor's maintenance, repair or modification of the Aircraft. Contractor agrees to take reasonable steps to prevent such agency from making any distribution, disclosure or additional use of the Proprietary Materials and Proprietary Information so provided or disclosed. Contractor further agrees promptly to notify Boeing upon learning of any (i) distribution, disclosure or additional use by such agency, (ii) request to such agency for distribution, disclosure or additional use, or (iii) intention


                                     App. 7
                                       2


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



                                     SAMPLE
                      CONTRACTOR CONFIDENTIALITY AGREEMENT



on the part of such agency to distribute, disclose, or make additional use of the Proprietary Materials or Proprietary Information.

7. Boeing is a third-party beneficiary under this Agreement, and Boeing may enforce any and all of the provisions of the Agreement directly against Contractor. Contractor hereby submits to the jurisdiction of the Washington state courts and the United States District Court for the Western District of Washington with regard to any claims Boeing may make under this Agreement. It is agreed that Washington law (excluding Washington's conflict-of-law principles) governs this Agreement.

8. No disclosure or physical transfer by Boeing or Customer to Contractor of any Proprietary Materials or Proprietary Information covered by this Agreement will be construed as granting a license, other than as expressly set forth in this Agreement, or any ownership right in any patent, patent application, copyright or proprietary information.

9. The provisions of this Agreement will apply notwithstanding any markings or legends, or the absence thereof, on any Proprietary Materials.

10. This Agreement is the entire agreement of the parties regarding the ownership and treatment of Proprietary Materials and Proprietary Information, and no modification of this Agreement will be effective as against Boeing unless in writing signed by authorized representatives of Contractor, Customer and Boeing.

11. Failure by either party to enforce any of the provisions of this Agreement will not be construed as a waiver of such provisions. If any of the provisions of this Agreement is held unlawful or otherwise ineffective by a court of competent jurisdiction, the remainder of this Agreement will remain in full force.


ACCEPTED AND AGREED TO this

Date: _____________________, 19___


CONTRACTOR                                  CUSTOMER


------------------------------              ------------------------------

By: __________________________              By: __________________________

Its: _________________________              Its: _________________________


                                     App. 7
                                       3

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





                                     SAMPLE
                            Notice of Option Exercise


===============================================================================
                         DELTA AIR LINES INC. LETTERHEAD
===============================================================================

[ date ]

                            Notice Of Option Exercise

Mrs./Ms./Mr.
Regional Director - Aircraft Contracts
Boeing Commercial Airplane Group
Seattle, Washington  98124
Fax Number 206-237-1706

Subject:       Exercise of Option for Boeing Model XXX-XXX

Reference: Purchase Agreement No. XXXX


In accordance with the terms of XXXXXXXXXXXXX of Purchase Agreement XXXX, Delta Air Lines hereby notifies Boeing that it exercises its option to purchase XXXX
(Qty) model XXX-XXX Option Aircraft for delivery as follows:

                  Scheduled Delivery                 Aircraft Quantity
                  ------------------                 -----------------





Delta Air Lines has selected the Advance Payment Schedule as described in XXXXXX of the AGTA, which was incorporated by reference into the Purchase Agreement, and, concurrently with this notification has wire transferred $X,XXX,XXX in advance payments for the Option Aircraft due Boeing.


                                     App. 8
                                       1

AGTA-DAL

                                     SAMPLE
                            Notice of Option Exercise


Within 30 days of Boeing's receipt of Delta Air Line's notification of its exercise of such option, Boeing will provide to Delta Air Lines a revised Table 1 to Purchase Agreement No. XXXX, revised Performance Guarantees (if applicable), and an accounting of any refund of any Advance Payments due Delta Air Lines or additional Advance Payments due Boeing as a result of a change in the Advance Payment Base Price. If any refund is due to Delta Air Lines, the refund will be sent by Boeing to Delta Air Lines concurrently with the revised Table 1. If additional advance payments are due Boeing, Delta Air Lines will wire transfer such additional advance payments within 5 days of receipt of the revised Table 1 to Purchase Agreement No. XXXX.

(signature)

(typed name)

(title of Delta Air Lines Officer)


                                     App. 8
                                       2


AGTA-DAL

                                     SAMPLE




                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.



                                     App. 9
                                       1

AGTA-DAL

                                     SAMPLE





                         *This confidential information
                           has been omitted and filed
                         separately with the Commission.




                                     App. 9
                                       2

AGTA-DAL